SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant [X]

Filed by a Party other than the registrant [   ]

Check the appropriate box:

[ ]	Preliminary proxy statement.

[X]	Definitive proxy statement.

[ ]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Multi-Asset Global Opportunity Fund
Lord Abbett Investment Trust
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund
Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.

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The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
877-297-1747

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of many of the Lord Abbett Family of Funds. The meeting will take place on November 5, 2015 at 9:00 a.m. at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973. The main purpose of the meeting is to consider proposals to enable the Lord Abbett Funds’ participation in an interfund lending program, which Lord Abbett and the Board of Directors/Trustees of each Fund believe will be an important liquidity management tool benefitting Fund shareholders. Specifically, you are being asked to vote on proposals: (1) to amend the Funds’ fundamental investment restrictions related to borrowing and lending so that the Funds may participate in an interfund lending program, and (2) to ratify the selection of Deloitte & Touche LLP as each Fund’s independent registered public accounting firm for its current fiscal year.

The attached materials provide information about the proposals. The Board of Directors/Trustees of each Fund recommends that you vote “FOR” each of the proposals. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about September 4, 2015 to shareholders who owned Fund shares as of August 10, 2015.

Your vote is important. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at 877-297-1747.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment.

Sincerely,

Daria L. Foster President, Chief Executive Officer, and Director/Trustee

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
877-297-1747

QUESTIONS AND ANSWERS

Your vote is important.

We urge you to read the full text of the attached joint proxy statement; however, for your convenience we have provided a brief overview of the proposals on which you are being asked to vote.

Why am I receiving the joint proxy statement?

Many of the funds in the Lord Abbett Family of Funds are holding a joint special meeting of shareholders (these funds are referred to as the “Funds,”1 while all funds in the Lord Abbett Family of Funds are referred to as the “Lord Abbett Funds”) on November 5, 2015 to vote on proposals: (1) to approve certain amendments to the Funds’ investment restrictions that would permit the Funds to participate in a proposed interfund lending program (the “Interfund Lending Program”) and (2) to ratify the selection of the independent registered public accountant for each Fund by the Funds’ Boards of Directors/Trustees (collectively the “Board”). This joint proxy statement describes the proposals and provides you with other information relating to the meeting. You are eligible to vote on the proposals (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of August 10, 2015. Your proxy card indicates the Fund(s) in which you own shares.

What is Proposal 1?

You are being asked to approve changes to your Fund’s investment policies regarding borrowing and lending that would enable your Fund to participate in the Interfund Lending Program. The changes, if approved by your Fund’s shareholders, would permit your Fund to borrow money from or lend money to another Lord Abbett Fund for a period of one to seven days through the Interfund Lending Program. The proposed amendments also would modernize the Funds’ borrowing and lending policies and make such policies uniform across the Lord Abbett Funds. Proposal 1 consists of two parts: Proposal 1a, which would change your Fund’s investment policy regarding borrowing, and Proposal 1b, which would change your Fund’s investment policy regarding lending. You are being asked to

[1]	The term “Fund” refers to each individual Lord Abbett mutual fund whose shareholders are being solicited to vote (including different Funds organized under the same corporate entity).

approve both of these sub-proposals so that your Fund may participate fully in the Interfund Lending Program, which is described more fully below.

What is the Interfund Lending Program?

The Lord Abbett Funds and their investment adviser, Lord, Abbett & Co. LLC, have requested permission from the U.S. Securities and Exchange Commission (the “SEC”) to allow them to participate in the Interfund Lending Program. Under the Interfund Lending Program, a Lord Abbett Fund would be able to borrow from or lend money to another Lord Abbett Fund for periods of one to seven days in certain circumstances. Lord Abbett and the Board believe the Interfund Lending Program would be an important tool to have available for helping the Funds manage potential challenges created by securities market variations in liquidity, and would offer the following advantages:

•

Benefits to Borrowing Funds. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold in the portfolio may be delayed. Generally, under the Investment Company Act of 1940, as amended, a mutual fund is only allowed to borrow from a bank. The Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to borrowing from a bank by borrowing money from another Lord Abbett Fund at a lower interest rate than a bank would charge. Lord Abbett and the Board believe this additional source of liquidity will be useful to the Lord Abbett Funds, as banks have scaled back on lending in response to regulatory and market changes.

•

Benefits to Lending Funds. Similarly, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments, such as repurchase agreements or money market funds. The proposed Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to those short-term (typically overnight) investments by permitting lending this excess cash to another Lord Abbett Fund at a higher rate of return than an investment in a short-term instrument would have provided.

•

Economic Benefits to Borrowing and Lending Funds. The proposed Interfund Lending Program is designed so that any borrowing made through it always would be more beneficial to a Lord Abbett Fund (i.e., at a lower interest rate) than borrowing from a bank. Similarly, all loans made through the proposed Interfund Lending Program always would be more beneficial (i.e., at a higher rate of return) than an alternative short-term investment. Lord Abbett and the Board believe these benefits exceed the costs to the Funds of participating in the Interfund Lending Program, which are discussed in the Proxy Statement.

•	Established Industry Practice. The SEC has allowed nearly 30 mutual fund families to establish interfund lending programs over the last 15 years. The Lord Abbett Funds’ proposed Interfund Lending Program would be similar to these programs in all material respects.

Why am I being asked to approve these changes?

Your Fund is required to have investment policies regarding borrowing and lending. These investment policies, which are also known as investment restrictions, are “fundamental,” which means the Fund’s shareholders must approve any change to them. Your Fund’s current investment policies related to borrowing and lending would not permit your Fund to participate in the Interfund Lending Program. This is because interfund lending was not contemplated or commonplace when your Fund commenced operations. Substantially all Lord Abbett Funds formed since 2007 already have investment policies that would enable their participation in the Interfund Lending Program. You are being asked to approve changes to your Fund’s borrowing and lending investment policies so that it also can participate in the Interfund Lending Program.

Lord Abbett has no intention to change the Funds’ principal investment strategies or the manner in which the Funds are managed if Proposal 1 is approved.

How does the Board of each Fund recommend that I vote on Proposal 1?

Each Fund’s Board has reviewed the structure and proposed operation of the Interfund Lending Program and believes that each Fund would benefit from participating in it. Consequently, the Board believes the changes to the investment policies set forth in Proposal 1 are in your best interest and unanimously recommends that you vote “FOR” each sub-proposal in Proposal 1.

What is Proposal 2?

You are being asked to approve a proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) to continue to act as your Fund’s independent registered public accounting firm for its current fiscal year. The Audit Committees of the Board (collectively, the “Audit Committee”) have approved Deloitte’s selection.

The Proxy Statement provides more information about Proposal 2, including fees received by Deloitte for services rendered to the Funds and Lord Abbett. As in previous fiscal years, the Audit Committee has selected Deloitte as the independent registered public accounting firm to audit the Fund’s financial statements for its current fiscal year and to provide other non-audit services. The Audit Committee based its selection on many factors, including the advantages of consistently utilizing the same firm to perform accounting work for each fiscal year of a Fund; Deloitte’s familiarity with each Fund; and the knowledge and experience that Deloitte has through its extensive work with the Lord Abbett Funds and, more broadly, the mutual fund industry. Services provided to your Fund by Deloitte during your Fund’s most recent fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the SEC, consultations on various accounting and reporting matters, and non-audit-related tax services.

How does the Board recommend that I vote on Proposal 2?

The Board, upon the recommendation of its Audit Committee, unanimously recommends that you vote “FOR” Proposal 2.

What vote is required to approve the proposals?

Each Fund will vote separately on each proposal (or sub-proposal, as the case may be). For Proposal 1, this means that the approval of each sub-proposal is not dependent on the approval of the other sub-proposal. Approval of a proposal by the shareholders of a Fund will not affect the approval of that proposal with respect to any other Fund.

Who will pay the costs associated with the proxy solicitation?

The costs of implementing the Interfund Lending Program, which include the costs associated with this Proxy Statement, will be borne by all Lord Abbett Funds, including the Funds involved in this proxy solicitation, because the economic benefits of the Interfund Lending Program would be realized by all Lord Abbett Funds participating in the Interfund Lending Program. The costs would be allocated on a pro rata basis, based on each Lord Abbett Fund’s respective net assets, except when costs reasonably can be attributed to one or more specific Funds.

The Funds have retained D.F. King & Co., Inc., an AST One company (“D.F. King”), a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Lord Abbett Funds will pay D.F. King approximately $9,900,000 for such services (including reimbursement of out-of- pocket expenses). Because the Lord Abbett Funds will bear all costs of implementing the Interfund Lending Program proportionately based on their respective net assets, the anticipated proxy solicitation expenses represent approximately 0.009% of each Lord Abbett Fund’s net assets, based on current net asset levels.

Will my vote make a difference?

Yes! No matter how many shares you own, your vote is needed to approve the proposals outlined above. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of a Fund on the August 10, 2015. Voting is an important way to participate in the governance and management of your Fund. Additionally, your prompt vote will help save the Funds the costs of further proxy solicitation.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.
•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.
•

In person at the meeting. You may attend the meeting and vote in person; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at 877-297-1747.

Please vote now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail, no matter how large or small your Fund holdings may be.

Special Note to Variable Annuity Contract Owners

If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract. Please complete the instruction card and return it as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Lord Abbett Family of Funds.

If you do not vote the shares attributable to your contract, your insurance company may vote them for you in the same proportion as other variable annuity owners voted with respect to your Fund. This may result in a small number of shareholders determining whether a proposal is approved for your Fund.

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
877-297-1747

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held November 5, 2015

A joint special meeting of shareholders of the Lord Abbett Funds identified below (each, a “Fund”) will be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, on Thursday, November 5, 2015, at 9:00 a.m. (Eastern time), to consider and vote on the following proposals, as described more fully in the accompanying joint proxy statement:

PROPOSAL 1a: To approve a proposal to amend the fundamental investment restriction of each Fund regarding borrowing;

PROPOSAL 1b: To approve a proposal to amend the fundamental investment restriction of each Fund regarding lending; and

PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for each Fund’s current fiscal year.

In addition, each Fund’s shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of each Fund as of the close of business on August 10, 2015 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned. Each Fund will vote separately on each proposal.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Funds the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, or by attending the meeting in person, as described more fully in the accompanying joint proxy statement. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

By Order of the Boards,

Lawrence H. Kaplan
September 4, 2015	Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held November 5, 2015

The Joint Proxy Statement is available at www.proxyonline.com/docs/lordabbett.pdf.

The Lord Abbett Family of Funds

Lord Abbett Funds Convening a Joint Special Meeting of Shareholders

Lord Abbett Affiliated Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Developing Growth Fund

Lord Abbett Global Fund

Lord Abbett Emerging Markets Currency Fund
Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Municipal Income Fund

Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund

Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
877-297-1747

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of each Lord Abbett Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at a joint special meeting of shareholders of the Funds to be held at the offices of Lord, Abbett & Co. LLC, the Funds’ investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973, on Thursday, November 5, 2015, at 9:00 a.m. (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to Be Held November 5, 2015. This proxy statement is first being made available to shareholders on or about September 4, 2015.

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal
1a.	Amendment of each Fund’s “fundamental” investment restriction regarding borrowing.	Each Fund will vote separately.
1b.	Amendment of each Fund’s “fundamental” investment restriction regarding lending.	Each Fund will vote separately.
2.	Ratification of the Board’s selection of Deloitte & Touche LLP as each Fund’s independent registered public accounting firm	Each Fund will vote separately.
3.	Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	As applicable.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on August 10, 2015 (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote on the proposal, the shares represented by the card will be voted “FOR” the proposal.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the proxy statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report, and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at 888-522-2388. Copies of each Fund’s annual and semi-annual reports also are available at the U.S. Securities and Exchange Commission’s website at www.sec.gov and on Lord Abbett’s website (except as indicated below) at www.lordabbett.com/documentsandliterature. For Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund, these reports are available at www.lordabbett.com/institutional. For the Lord Abbett Series Funds, these reports are available at www.lordabbett.com/seriesfunds.

Please vote now. Your vote is important.

PROPOSAL 1: AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Background Information

Each Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Funds, like all mutual funds, are required by law to adopt fundamental investment restrictions governing certain investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. Each Fund’s current investment restrictions are listed in Appendix B of this Proxy Statement.

The Funds1 and Lord Abbett recently submitted an application to the U.S. Securities and Exchange Commission (the “SEC”) requesting permission to enter into a borrowing and lending program (the “Interfund Lending Program”), which the Board and Lord Abbett believe would be in the best interests of each Fund and its shareholders (“Shareholders”). Specifically, the Interfund Lending Program would be an important tool to have available for helping the Funds manage potential challenges created by securities market variations in liquidity, and would give borrowing Funds an attractive alternative to a bank loan and lending Funds an attractive alternative to a short-term investment. Any loans made under the Interfund Lending Program would be at an interest rate beneficial to each Fund involved and would be for a term of one to seven days.

In their current form, each Fund’s investment restrictions concerning borrowing and lending would prohibit the Fund from participating in the Interfund Lending Program. Accordingly, Proposal 1 seeks Shareholder approval of changes to each Fund’s fundamental investment restrictions that are intended to permit the Fund to participate in the Interfund Lending Program upon receipt of the exemptive order from the SEC. The proposed amendments also would modernize the Funds’ borrowing and lending restrictions and make such restrictions uniform across the Lord Abbett Funds. Substantially all Lord Abbett Funds formed since 2007 already have investment restrictions that would enable their participation in the Interfund Lending Program.

Proposal 1 consists of two sub-proposals, each of which is discussed in detail below and concerns a proposed change to a specific fundamental investment restriction. Assuming Shareholders approve the sub-proposals, each Fund’s registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the amended fundamental investment restrictions. The Interfund Lending Program will not commence operations,

[1]

For purposes of this section, each fund in the Lord Abbett Family of Funds is referred to as a “Fund”; however, only shareholders of those Funds named in Appendix A are being asked to approve changes to their Fund’s fundamental investment restrictions. The other Funds’ fundamental investment restrictions currently permit participation in the Interfund Lending Program subject to the issuance of an SEC exemptive order.

however, until the SEC grants the requested permission and no Fund will participate in the Interfund Lending Program unless its shareholders have approved one or both of the sub-proposals.

The Interfund Lending Program

The proposed Interfund Lending Program would enable each Fund to lend money directly to, and borrow money directly from, another Fund for temporary purposes, subject to meeting the conditions of the SEC exemptive order. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold by a Fund may be delayed. Without SEC approval to borrow from another source, the 1940 Act generally permits a mutual fund to borrow only from a bank. The Interfund Lending Program would permit a Lord Abbett Fund to borrow money from another Lord Abbett Fund at a lower interest rate than a bank would charge if that Lord Abbett Fund’s fundamental investment restrictions permit the borrowing.

Conversely, on any given day, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have uninvested cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments such as repurchase agreements or money market funds. Through the Interfund Lending Program, a Lord Abbett Fund would be able to lend this excess cash to another Lord Abbett Fund and receive a higher rate of return than an investment in a short-term instrument would have provided, if that Lord Abbett Fund’s fundamental investment restrictions permit the lending.

The proposed Interfund Lending Program is designed so that any borrowing made through it would always be at a lower or the same interest rate as the rate on a bank loan. Similarly, all loans made through the proposed Interfund Lending Program would receive a higher or the same rate of return that the Lord Abbett Fund would have received by investing the cash in a short-term instrument. In the unlikely event that a bank loan interest rate is the same as the rate of return on a short-term instrument, the borrowing Fund and the lending Fund may elect to (1) use the Interfund Lending Program or (2) pursue the economically comparable loan or investment opportunity, respectively.

Lending programs among affiliated mutual funds are not unusual in the mutual fund industry, as the SEC and mutual fund families have recognized the benefits that this type of arrangement can provide to investors. In the last 15 years alone, the SEC has permitted nearly 30 mutual fund families to create interfund lending programs. The proposed Interfund Lending Program is structured so that it would be substantially similar to other mutual fund families’ interfund lending programs in all material aspects. Consequently, it would operate in a manner designed to minimize costs and potential risks, such as leverage risk to borrowing Funds or default risk to lending Funds, while providing substantial benefits to Shareholders.

The sub-proposals in Proposal 1 are not inter-dependent. Therefore, if any Fund’s shareholders do not approve the proposed amendments, Lord Abbett would implement the Interfund Lending Program among the Lord Abbett Funds whose shareholders approve the amendments or whose existing fundamental investment restrictions permit a Fund’s participation in the program. If a Fund’s shareholders approve amendments to either the borrowing or the lending restriction but not the other, the Fund would engage only in the shareholder-approved activity (i.e., lending or borrowing, but not both) under the Interfund Lending Program.

PROPOSAL 1A: TO AMEND EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

All Funds. Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding borrowing, which currently is more restrictive than what federal securities laws require.2 As a result, the investment restriction prohibits certain borrowing activities that otherwise are permissible for each Fund, including borrowing money from other Lord Abbett Funds subject to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to borrow through the Interfund Lending Program would benefit the Funds by affording them with additional liquidity resources at a lower interest rate than a bank would charge and greater flexibility to respond to changing market conditions. In all cases, any borrowings made by a Fund under the Interfund Lending Program would be consistent with the Fund’s investment objective, strategies, policies, and restrictions.

A mutual fund’s borrowing activities are restricted to protect the fund’s investors from the risk of excessive leverage; leverage will reduce gains or increase losses if the returns on the fund’s assets are less than the interest rate on the borrowing. Accordingly, the 1940 Act requires each mutual fund to adopt a fundamental investment policy stating the limited terms under which it may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is deemed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Except with respect to Lord Abbett Series Fund – Growth and Income Portfolio, which is discussed below, the Funds’ current fundamental investment restriction regarding borrowing is substantially as follows:3

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of

[2]	Under the 1940 Act, a mutual fund’s policy regarding borrowing must be “fundamental,” which means that changes to this policy require shareholder approval.

[3]	Individual Funds’ restrictions are shown in Appendix B to this Proxy Statement.

portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

If a Fund’s shareholders approve this sub-proposal, the Fund’s new fundamental investment restriction regarding borrowing would be (the new language is underlined) as shown below. Subject to shareholder approval, this restriction would be the same for every Fund.

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law, and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund.

The Board recommends that each Fund amend its fundamental investment restriction regarding borrowing to allow the Fund to borrow money to the extent permitted under applicable law or any applicable exemptive relief, which would permit each Fund to use the Interfund Lending Program. Amending the Funds’ fundamental investment restrictions regarding borrowing would make them substantially identical to borrowing restrictions of the Lord Abbett Funds that are not included in this Proxy Statement.

Each Fund’s Board has carefully reviewed the potential benefits and costs to each Fund of borrowing under the Interfund Lending Program and has concluded that participation in the program would be in the best interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that borrowing Funds would incur transaction costs and would be exposed to leverage risk because their investment losses could exceed the amount of their borrowings. The Board noted, however, that interfund loans would involve minimal leverage risk because interfund loan amounts would be capped, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit only for the Funds’ normal short-term borrowing and short-term cash investment activities. Each Fund’s Board therefore has determined that the significant benefits to be derived from participation in the Interfund Lending Program more than outweigh the minimal risks each Fund may face or costs it may incur.

Lord Abbett has no intention to change the principal investment strategy of any Fund in connection with this change.

Growth and Income Portfolio Only. With respect to Lord Abbett Series Fund – Growth and Income Portfolio only, approval of Proposal 1a also would permit the Fund to borrow in situations not covered under its existing fundamental investment restriction. Currently, the Fund is permitted to borrow only from a bank and only as a temporary measure for extraordinary or emergency purposes. This restriction has not been updated since the Fund commenced operations in 1989. Consequently, unlike many other mutual funds, the Fund currently is not able to take advantage of borrowing abilities permitted by applicable law. Proposal 1a, if approved, would modernize this restriction by removing the requirement that borrowings by the Fund be made only in emergency or extraordinary situations, and also would permit the Fund to borrow from other Lord Abbett Funds as well as banks. The new restriction also would permit the Fund to obtain short-term credit to clear the purchase or sale of securities and to purchase securities on margin to the extent permitted by applicable law. Purchasing a security on margin can increase the leverage risk faced by a Fund; however, current SEC staff guidance prohibits a Fund from purchasing securities on margin except for short-term credits as necessary for clearing transactions, so as a practical matter, the adoption of the revised fundamental investment restriction is not expected to have a significant effect on the Fund’s current use of margin purchases, although it would provide the Fund with flexibility to purchase securities on margin to the extent applicable law or regulatory guidance is revised, which would enable the Fund to remain competitive with its peers.

In addition to the considerations above, with respect to Lord Abbett Series Fund – Growth and Income Portfolio, the Board also noted that the approval of the amended fundamental investment restriction for the Fund would harmonize the Fund’s borrowing abilities with those of the other Funds. The Board noted that, while approval of Proposal 1a by the Fund’s shareholders may expose the Fund to greater leverage risk than it currently faces, the increase in risk is expected to be very low because the amended restriction would continue to limit the Fund to borrow only from banks or through the Interfund Lending Program and to purchase securities on margin only to the extent permitted by law. The Board, therefore, has determined that the benefits that the Fund will receive from adopting the proposed fundamental investment restriction will outweigh any potential risks it may raise.

The Board unanimously recommends
that you vote “FOR” the approval of Proposal 1a.

PROPOSAL 1B: TO AMEND EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

All Funds. Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding lending, which currently is more restrictive than what federal securities laws require.4 As a result, the investment restriction prohibits certain lending activities that otherwise are permissible for each Fund, including lending money to other Lord Abbett Funds subject to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to lend through the Interfund Lending Program would benefit the Funds by affording them with the

[4]	As with a mutual fund’s policy regarding borrowing, the 1940 Act requires a mutual fund’s policy regarding lending to be “fundamental.”

opportunity to earn interest at a rate greater than what they otherwise could obtain by investing their excess cash in various short-term instruments. In all cases, any loans made by a Fund under the Interfund Lending Program would be consistent with the Fund’s investment objective, strategies, policies, and restrictions.

A mutual fund’s lending activities are limited to mitigate the fund’s exposure to default risk. Accordingly, the 1940 Act requires each mutual fund to adopt a fundamental investment policy stating the limited terms under which it may make loans.

Except with respect to Lord Abbett Series Fund – Growth and Income Portfolio, which is discussed below, the Funds’ current fundamental investment restriction regarding the making of loans is substantially as follows:5

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

If a Fund’s shareholders approve this sub-proposal, the Fund’s new fundamental investment restriction regarding the making of loans would read (the new language is underlined) as shown below. Subject to shareholder approval, this restriction would be the same for every Fund.

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

The Board recommends that each Fund amend this fundamental investment restriction to allow the Fund to lend money to the extent permitted under applicable law or any applicable exemptive relief, which would permit each Fund to use the Interfund Lending Program. Amending the Funds’ fundamental investment restrictions regarding lending would make them substantially identical to lending restrictions of the Lord Abbett Funds that are not included in this Proxy Statement.

[5]	Individual Funds’ restrictions are shown in Appendix B to this Proxy Statement.

Each Fund’s Board has carefully reviewed the potential benefits and costs to each Fund of lending under the Interfund Lending Program and has concluded that participation in the program would be in the best interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that lending Funds would be exposed to the risk that a borrower may default, or fail to repay loans made under the Interfund Lending Program. The Board noted, however, that interfund loans would involve minimal default risk because interfund loan amounts would be capped, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit only for the Funds’ normal short-term borrowing and short-term cash investment activities. Each Fund’s Board therefore has determined that the significant benefits to be derived from participation in the Interfund Lending Program more than outweigh the minimal risks each Fund may face.

Lord Abbett has no intention to change the principal investment strategy of any Fund in connection with this change.

Growth and Income Portfolio Only. With respect to Lord Abbett Series Fund – Growth and Income Portfolio only, approval of Proposal 1b would permit the Fund to engage in lending activities not covered under its existing fundamental investment restriction. Currently, the Fund is permitted to lend only to the extent that it may enter into short-term repurchase agreements with sellers of securities that the Fund has purchased, and it may lend portfolio securities to registered broker dealers if the loan is fully secured by cash or cash equivalents and the loan does not expose the Fund to significant risk. The Fund’s current fundamental investment restriction also restricts the Fund’s investments in illiquid securities to 5% of the Fund’s assets, which is lower than the 15% regulatory limit. The Fund’s fundamental investment restriction regarding lending has not been updated since the Fund commenced operations in 1989. Consequently, unlike many other mutual funds, the Fund currently is not able to engage in lending activities that are otherwise permitted by applicable law. Proposal 1b, if approved, would modernize the Fund’s fundamental investment restriction to allow the Fund to acquire bonds, debentures or other corporate debt securities, and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and to lend to another Lord Abbett Fund through the Interfund Lending Program. The proposed language also would remove the 5% limitation on illiquid assets, although the Fund would be prohibited from investing more than 15% of its assets pursuant to a non- fundamental investment restriction. The Fund also would be permitted to lend its portfolio securities in accordance with applicable law. As a result, the proposed restriction would provide the Fund with flexibility to modify any security lending activity to reflect changes in applicable law, which would enable the Fund to remain competitive with its peers.

In addition to the considerations above, with respect to Lord Abbett Series Fund – Growth and Income Portfolio, the Board also noted that the approval of the amended fundamental investment restriction for the Fund would harmonize the Fund’s lending abilities with those of the other Funds. The Board noted that, while approval of Proposal 1b by the Fund’s shareholders may expose the Fund to greater default risk than it currently faces, the increase in risk is expected to be very low. The Board, therefore, has determined that the benefits that the Fund will receive from adopting the proposed fundamental investment restriction will outweigh any potential risks it may raise.

The Board unanimously recommends
that you vote “FOR” the approval of Proposal 1b.

INFORMATION ABOUT PROPOSAL 2: TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, including the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), which currently serves as each Fund’s independent registered public accounting firm, has been selected by each Fund’s Audit Committee and ratified by that Fund’s Board, including a majority of the non- Interested Board members, as each Fund’s independent registered public accounting firm for its current fiscal year. The shareholders of each Fund are being asked to ratify this selection.

As in previous fiscal years, the Audit Committee has selected Deloitte as the independent registered public accounting firm to audit each Fund’s financial statements for its current fiscal year and to provide other non-audit services. The Audit Committee based its selection on many factors, including the advantages of consistently utilizing the same firm to perform accounting work for each fiscal year of a Fund; Deloitte’s familiarity with each Fund; and the knowledge and experience that Deloitte has through its extensive work with the Lord Abbett Funds and, more broadly, the mutual fund industry. Services provided to your Fund by Deloitte during your Fund’s most recent fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the SEC, preparation of each Fund’s federal and state income tax returns, consultations on various accounting and reporting matters, and non-audit-related tax services.

Deloitte, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by Deloitte of non-audit services to the Fund or of professional services to Lord Abbett and entities that control, are controlled by or are under common control with Lord Abbett is compatible with maintaining Deloitte’s independence and has discussed Deloitte’s independence with them.

Audit Fees

The aggregate audit, audit-related, tax, and other fees billed to each Fund for its two last completed fiscal years are set forth on Appendix C, which also sets forth the percentage of such services that were approved by each Fund’s Audit Committee.

The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett and entities controlling, controlled by, or under common control with Lord Abbett for each Fund’s two last completed fiscal years are set forth on Appendix C.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered to Lord Abbett, and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to that Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) under Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

One or more representatives from Deloitte are expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Pre-Approval Policies and Procedures

Each Fund’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including your Fund, and
•

any audit-related, tax, and other services to be provided to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to one or more of the Lord Abbett Funds if the engagement relates directly to operations and financial reporting of a Fund by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee for each Fund has delegated pre-approval authority to its Chairman, subject to a per-event fee limit of $10,000 and an overall annual limit of $25,000. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be specifically pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The Audit Committee, together with the Board, unanimously recommends that you vote “FOR” the approval of Proposal 2.

VOTING AND MEETING INFORMATION

Ownership of Fund Shares

The table in Appendix D sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

As of July 10, 2015, to the best of the Funds’ knowledge, the persons listed in Appendix E beneficially owned more than 5% of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Lord Abbett Funds will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this proxy statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Lord Abbett Funds also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained D.F. King & Co., Inc., an AST One company, (“D.F. King”), 48 Wall Street, New York, New York 10005, a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Lord Abbett Funds will pay D.F. King approximately $9,900,000 for such services (including reimbursement of out-of-pocket expenses). D.F. King may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet. Because the Lord Abbett Funds will bear all costs of implementing the Interfund Lending Program proportionately based on their respective net assets, the anticipated proxy solicitation expenses represent approximately 0.009% of each Lord Abbett Fund’s net assets, based on current net asset levels.

Solicitation Costs

The costs involved with this Proxy Statement include the preparing, printing, and mailing this proxy statement, the enclosed proxy, and the accompanying notice,

and the costs in connection with the solicitation of proxies, as well as additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement. The costs of implementing the Interfund Lending Program, which include the costs associated with this Proxy Statement, will be borne by all Lord Abbett Funds, including the Funds involved in this proxy solicitation, because the economic benefits of the Interfund Lending Program would be realized by all Lord Abbett Funds participating in the Interfund Lending Program. The costs would be allocated on a pro rata basis, based on each such Fund’s respective assets, except when costs reasonably can be attributed to one or more specific Funds. Because the Lord Abbett Funds will bear the costs associated with implementing the Interfund Lending Program, each such Fund’s shareholders ultimately will bear these costs.

Quorum and Required Vote

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. With respect to each of Proposals 1a and 1b, assuming a quorum is present with respect to a Fund, each Fund will vote on a Fund-by-Fund basis, and each of Proposals 1a and 1b must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal). For Proposal 2, each Fund will vote on a Fund-by-Fund basis, and the affirmative vote of a majority of the votes of each Fund that are cast at the Meeting, assuming a quorum is present, is necessary to ratify the selection of Deloitte as that Fund’s independent registered public accounting firm for its current fiscal year.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have the same effect as a vote against Proposals 1a and 1b.

Recording and Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” the ratification of Deloitte as your Fund’s independent registered public accounting firm in Proposal 2.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because Proposal 2 is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for Proposal 2 or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. In addition, a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 2 may be deemed an instruction to vote such shares “FOR” Proposal 2 or to echo vote such shares. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Special Requirements Applicable to Delaware Funds and Maryland Funds

Each Fund is organized as a Delaware statutory trust (each, a “Delaware Fund”) or a Maryland corporation (each, a “Maryland Fund”). As indicated below, voting procedures may differ depending on whether you hold shares of a Delaware Fund (Investment Trust and Securities Trust and their respective series) or a Maryland Fund (all of the other Funds and their respective series).

Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the shares in question proportionally or any person voting the shares or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the shares and the shares then will be voted as determined by a majority of those persons and the person appointed by the court.

Echo Voting with Respect to Lord Abbett Series Funds

If you own a variable annuity contract whose values are allocated to a series of Lord Abbett Series Fund and you do not vote the shares attributable to your contract, your insurance company may vote them for you in the same proportion as other variable annuity owners voted with respect to your Fund. This may result in a small number of shareholders determining whether a proposal is approved for your Fund.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously-executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting in person, to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold Fund shares through a financial intermediary, to gain admission you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, or if a Fund does not achieve a quorum at the Meeting for conducting business, the Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider the following factors, among other factors they deem relevant: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on adjournment after considering the best interests of all Fund shareholders. The Funds may hold an adjourned Meeting without issuing another notice to shareholders.

BOARD, MANAGEMENT, AND KEY SERVICE PROVIDER INFORMATION

Equity Securities Owned by Board Members and Executive Officers

Information concerning the Board members’ and the Funds’ executive officers’ ownership in the Funds is provided in Appendix F.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as each Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as each Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of July 31, 2015, manages approximately $135.4 billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Information about Deloitte, the Funds’ independent registered public accounting firm, including the services provided and fees charged by Deloitte, is included in the discussion of Proposal 2 earlier in this Proxy Statement.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and makes available its proxy materials. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to the Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Other Business Items

Management does not intend to present any items other than Proposals 1 and 2 and is not aware that any other items of business will be presented at the Meeting. However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion after considering the best interests of all Fund shareholders.

Whether or not you plan to attend the Meeting, please vote promptly using one of the methods below.

•	Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.
•	Telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.
•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

By Order of the Boards,

Lawrence H. Kaplan
September 4, 2015	Vice President and Secretary

Appendix A: Fund Names

The Funds will be referred to throughout this Proxy Statement and its Appendices as listed below:

Fund	Term Used in this Proxy Statement
Lord Abbett Affiliated Fund	Affiliated
Lord Abbett Bond Debenture Fund	Bond Debenture
Lord Abbett Developing Growth Fund	Developing Growth
Lord Abbett Global Fund	Global Fund
Lord Abbett Emerging Markets Currency Fund	Emerging Markets Currency
Lord Abbett Multi-Asset Global Opportunity Fund	Multi-Asset Global
Lord Abbett Investment Trust	Investment Trust
Lord Abbett Convertible Fund	Convertible
Lord Abbett Core Fixed Income Fund	Core Fixed Income
Lord Abbett Diversified Equity Strategy Fund	Diversified Equity Strategy
Lord Abbett High Yield Fund	High Yield
Lord Abbett Income Fund	Income
Lord Abbett Multi-Asset Balanced Opportunity Fund	Multi-Asset Balanced
Lord Abbett Multi-Asset Growth Fund	Multi-Asset Growth
Lord Abbett Multi-Asset Income Fund	Multi-Asset Income
Lord Abbett Short Duration Income Fund	Short Duration Income
Lord Abbett Total Return Fund	Total Return
Lord Abbett Mid Cap Stock Fund	Mid Cap Stock
Lord Abbett Municipal Income Fund	Municipal Income Fund
Lord Abbett California Tax Free Income Fund	CA Tax Free
Lord Abbett High Yield Municipal Bond Fund	High Yield Municipal
Lord Abbett Intermediate Tax Free Fund	Intermediate Tax Free
Lord Abbett National Tax Free Income Fund	National Tax Free
Lord Abbett New Jersey Tax Free Income Fund	NJ Tax Free
Lord Abbett New York Tax Free Income Fund	NY Tax Free
Lord Abbett Research Fund	Research Fund
Lord Abbett Calibrated Dividend Growth Fund	Calibrated Dividend Growth
Lord Abbett Growth Opportunities Fund	Growth Opportunities
Lord Abbett Small Cap Value Fund	Small Cap Value
Lord Abbett Securities Trust	Securities Trust
Lord Abbett Alpha Strategy Fund	Alpha Strategy
Lord Abbett Fundamental Equity Fund	Fundamental Equity
Lord Abbett International Core Equity Fund	International Core Equity
Lord Abbett International Dividend Income Fund	International Dividend Income
Lord Abbett International Opportunities Fund	International Opportunities
Lord Abbett Micro Cap Growth Fund	Micro Cap Growth
Lord Abbett Micro Cap Value Fund	Micro Cap Value
Lord Abbett Value Opportunities Fund	Value Opportunities
Lord Abbett Series Fund	Series Fund
Bond Debenture Portfolio	Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio	Calibrated Dividend Growth Portfolio
Classic Stock Portfolio	Classic Stock Portfolio
Fundamental Equity Portfolio	Fundamental Equity Portfolio

A-1

Fund	Term Used in this Proxy Statement
Growth and Income Portfolio	Growth and Income Portfolio
Growth Opportunities Portfolio	Growth Opportunities Portfolio
International Opportunities Portfolio	International Opportunities Portfolio
Mid Cap Stock Portfolio	Mid Cap Stock Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund	U.S. Government Money Market

A-2

Appendix B: Current Fundamental Investment Restrictions Regarding Borrowing and Lending

Current Fundamental Investment Restriction Regarding Borrowing

Fund	Policy

Affiliated
Alpha Strategy
Bond Debenture
Bond Debenture Portfolio
CA Tax Free
Calibrated Dividend Growth
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Convertible
Core Fixed Income
Developing Growth
Diversified Equity Strategy
Emerging Markets Currency
Fundamental Equity
Fundamental Equity Portfolio
Growth Opportunities
Growth Opportunities Portfolio
High Yield
High Yield Municipal
Income
Intermediate Tax Free
International Core Equity
International Dividend Income
International Opportunities
International Opportunities Portfolio
Micro Cap Growth
Micro Cap Value
Mid Cap Stock
Mid Cap Stock Portfolio
Multi-Asset Balanced
Multi-Asset Global
Multi-Asset Growth
Multi-Asset Income
National Tax Free
NJ Tax Free
NY Tax Free
Short Duration Income
Small Cap Value
Total Return
U.S. Government Money Market
Value Opportunities

Each Fund may not borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law

Current Fundamental Investment Restriction Regarding Borrowing

Fund	Policy

Growth and Income Portfolio

The Fund may not borrow money which is in excess of one third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Fund’s investment is deemed to be inconvenient or disadvantageous)

Current Fundamental Investment Restriction Regarding Lending

Fund	Policy

Affiliated

The Fund make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

Bond Debenture Developing Growth Emerging Markets Currency Mid Cap Stock Multi-Asset Global

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass- through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

Current Fundamental Investment Restriction Regarding Lendong

Fund	Policy

Alpha Strategy
Bond Debenture Portfolio
CA Tax Free
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity
Fundamental Equity Portfolio
Growth Opportunities Portfolio
High Yield Municipal
Intermediate Tax Free
International Core Equity
International Dividend Income
International Opportunities
International Opportunities Portfolio
Micro Cap Growth
Micro Cap Value
Mid Cap Stock Portfolio
National Tax Free
NJ Tax Free
NY Tax Free
Value Opportunities

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass- through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

U.S. Government Money Market

The Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass- through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

Calibrated Dividend Growth
Convertible Core Fixed Income
Diversified Equity Strategy
Growth Opportunities
High Yield
Income
Multi-Asset Balanced
Multi-Asset Growth
Multi-Asset Income
Short Duration Income
Small Cap Value
Total Return

Each Fund may not make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass- through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

Current Fundamental Investment Restriction Regarding Lending

Fund	Policy

Growth and Income Portfolio

The Fund may not lend money or securities to any person except that it may enter into short term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Fund to significant risk (investment in repurchase agreements exceeding seven days and in other illiquid investments is limited to a maximum of 5% of the Fund’s assets)

Appendix C: Audit, Audit-Related, Tax, and Other Fees

The aggregate fees billed to each Fund for the past two fiscal years by Deloitte were as follows:

Fund	Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees(2)		Tax Fees(3)	All Other Fees(4)
Affiliated Fund
Affiliated	10/31/13	$54,000	$0		$7,956	$0
	10/31/14	55,600	0		7,705	0
Bond Debenture Fund
Bond Debenture	12/31/13	75,500	0		12,013	0
	12/31/14	77,000	0		11,687	0
Developing Growth Fund
Developing Growth	7/31/14	44,300	0		7,517	0
	7/31/15	45,300	5,000	(5)	7,718	0
Global Fund
Emerging Markets Currency	12/31/13	60,000	0		11,273	0
	12/31/14	71,500	0		11,687	0
Multi-Asset Global	12/31/13	25,000	0		7,365	0
	12/31/14	25,300	0		7,705	0
Investment Trust
Convertible	11/30/13	46,000	0		11,278	0
	11/30/14	48,700	0		11,687	0
Core Fixed Income	11/30/13	46,000	0		9,280	0
	11/30/14	48,700	0		9,575	0
Diversified Equity Strategy	11/30/13	25,000	0		7,366	0
	11/30/14	25,300	0		7,705	0
High Yield	11/30/13	62,000	0		11,507	0
	11/30/14	65,200	0		11,687	0
Income	11/30/13	61,000	0		11,383	0
	11/30/14	64,000	0		11,687	0
Multi-Asset Balanced Opportunity	11/30/13	25,000	0		7,509	0
	11/30/14	25,300	0		7,705	0
Multi-Asset Growth	11/30/13	25,000	0		7,433	0
	11/30/14	25,300	0		7,705	0
Multi-Asset Income	11/30/13	25,000	0		7,508	0
	11/30/14	25,300	0		7,705	0
Short Duration Income	11/30/13	74,000	0		14,231	0
	11/30/14	77,400	0		11,687	0
Total Return	11/30/13	48,000	0		11,357	0
	11/30/14	50,900	0		11,687	0

Fund	Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Mid Cap Stock Fund
Mid Cap Stock	12/31/13	$46,000	$0	$7,563	$0
	12/31/14	40,000	0	7,705	0
Municipal Income Fund
CA Tax Free	9/30/13	34,500	0	5,908	0
	9/30/14	35,400	0	6,215	0
High Yield Municipal	9/30/13	53,000	0	6,048	0
	9/30/14	54,300	0	6,215	0
Intermediate Tax Free	9/30/13	40,000	0	6,151	0
	9/30/14	41,800	0	6,215	0
National Tax Free	9/30/13	44,500	0	6,035	0
	9/30/14	45,600	0	6,215	0
NJ Tax Free	9/30/13	31,500	0	5,897	0
	9/30/14	32,300	0	6,215	0
NY Tax Free	9/30/13	34,500	0	5,915	0
	9/30/14	35,400	0	6,215	0
Research Fund
Calibrated Dividend Growth	11/30/13	43,000	0	9,342	0
	11/30/14	44,300	0	9,575	0
Growth Opportunities	11/30/13	40,500	0	7,398	0
	11/30/14	41,800	0	7,705	0
Small Cap Value	11/30/13	43,500	0	7,547	0
	11/30/14	40,000	0	7,705	0
Securities Trust
Alpha Strategy	10/31/13	25,000	0	7,451	0
	10/31/14	25,300	0	7,705	0
Fundamental Equity	10/31/13	44,500	0	7,840	0
	10/31/14	45,900	0	7,705	0
International Core Equity	10/31/13	49,500	0	11,286	0
	10/31/14	50,700	0	11,687	0
International Dividend Income	10/31/13	44,500	0	11,448	0
	10/31/14	46,400	0	11,687	0
International Opportunities	10/31/13	49,500	0	11,272	0
	10/31/14	51,500	0	11,687	0
Micro Cap Growth	10/31/13	35,500	0	7,356	0
	10/31/14	36,600	0	7,705	0
Micro Cap Value	10/31/13	35,500	0	7,357	0
	10/31/14	36,600	0	7,705	0
Value Opportunities	10/31/13	43,500	0	7,622	0
	10/31/14	45,300	0	7,705	0

Fund	Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Series Fund
Bond Debenture Portfolio	12/31/13	$47,000	$0	$11,305	$0
	12/31/14	48,000	0	11,687	0
Calibrated Dividend Growth Portfolio	12/31/13	39,500	0	9,178	0
	12/31/14	40,500	0	9,575	0
Classic Stock Portfolio	12/31/13	32,500	0	7,347	0
	12/31/14	33,300	0	7,705	0
Fundamental Equity Portfolio	12/31/13	34,500	0	7,381	0
	12/31/14	35,400	0	7,705	0
Growth and Income Portfolio	12/31/13	43,500	0	7,323	0
	12/31/14	44,500	0	7,705	0
Growth Opportunities Portfolio	12/31/13	34,500	0	7,351	0
	12/31/14	35,400	0	7,705	0
International Opportunities Portfolio	12/31/13	39,500	0	11,232	0
	12/31/14	40,500	0	11,687	0
Mid Cap Stock Portfolio	12/31/13	43,500	0	7,380	0
	12/31/14	44,600	0	7,705	0
U.S. Government Money Market
U.S. Government Money Market	6/30/14	32,000	0	4,490	0
	6/30/15	32,700	0	4,621	0

(1)	Consists of fees for audits of each Fund’s annual financial statements.
(2)	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(3)

Consists of fees for tax compliance and tax reporting. Fees for the past two fiscal years ended consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, and IRS Forms 1099-MISC.

(4)	Consists of any fees for services provided to each Fund not included in the previous columns.
(5)	Consists of fees for professional services relating to Deloitte issuing its consent in connection with the filing of the Fund’s registration statement amendment on Form N-1A.

The Audit Committee has approved 100% of the services listed in the table above.

The aggregate non-audit fees billed by Deloitte for services rendered to the Funds are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett for the past two fiscal years were:

Fiscal Year Ended:	Non-Audit Fees(1)
September 30, 2013	$46,483
October 31, 2013	58,103
November 30, 2013	92,966
December 31, 2013	98,776
June 30, 2014	5,975
July 31, 2014	17,925
September 30, 2014	49,717
October 31, 2014	59,750
November 30, 2014	89,625
December 31, 2014	113,525
June 30, 2015	5,870
July 31, 2015	17,611

(1)	Consists of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services.

Deloitte did not bill any non-audit fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the past two fiscal years.

Appendix D: Shares Outstanding on the Record Date

Fund	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Affiliated	364,671,480.028	3,072,651.846	27,468,367.554	10,072,070.777	8,417,573.722	1,528,859.501	45,742.142	3,570,458.623	627.021	625.000	625.000	418,849,081.214
Bond Debenture	584,360,957.798	12,722,108.583	259,522,084.459	263,101,494.361	51,325,112.614	5,016,403.622	485,486.078	13,655,405.021	1,265.523	1,272.087	1,272.203	1,190,192,862.349
Developing Growth	49,848,216.989	423,081.442	5,796,889.700	10,259,543.225	62,161,656.725	1,519,800.504	558,513.876	12,664,549.278	906.761	364.431	364.431	143,233,887.362
Global Fund
Emerging Markets Currency	4,550,184.160	46,640.572	1,270,806.943	2,625,505.732	94,280,290.860	560.944	18,119.913	78,810.629	1,813.087	1,816.590	1,816.703	102,876,366.133
Multi-Asset Global	15,399,942.563	360,097.976	4,582,203.038	1,150,400.710	1,006,833.271	–	14,049.141	613,325.959	867.010	860.949	3,260,431.362	26,389,011.979
Investment Trust
Convertible	10,863,810.746	136,166.519	5,134,261.801	10,329,866.496	39,976,264.102	3,994.385	22,101.366	297,155.130	825.848	822.368	822.368	66,766,091.129
Core Fixed Income	39,168,467.265	526,572.133	7,345,721.095	36,090,897.602	35,017,228.560	1,055.756	19,421.724	2,577,762.220	916.839	916.946	917.035	120,749,877.175
Diversified Equity Strategy	8,585,957.587	256,611.570	3,479,402.756	215,856.869	966,258.857	–	13,817.785	726,801.631	500.801	496.771	496.771	14,246,201.398
High Yield	130,509,990.132	1,141,769.685	46,536,102.404	96,444,375.238	275,718,727.154	147,758.455	617,648.615	5,729,709.155	1,332.754	1,327.628	8,322.422	556,857,063.642
Income	395,564,797.294	2,324,155.246	108,445,364.575	181,559,843.351	41,526,307.610	–	1,613,703.535	21,828,702.221	3,572.022	3,572.443	3,572.755	752,873,591.052
Multi-Asset Balanced	137,658,434.525	2,168,231.848	36,754,750.802	7,301,239.605	2,737,808.554	89,025.430	94,365.171	3,475,630.517	836.399	836.491	836.491	190,281,995.833
Multi-Asset Growth	50,528,178.807	987,106.157	14,393,034.890	4,518,334.462	833,289.351	111.475	13,921.088	1,583,008.817	565.988	563.380	563.380	72,858,677.795
Multi-Asset Income	73,146,754.096	366,499.928	53,826,811.038	36,485,620.015	1,450,805.185	–	39,663.385	1,113,104.033	669.094	672.768	672.768	166,431,272.310
Short Duration Income	2,732,845,864.284	4,744,350.667	1,665,690,664.924	2,549,914,011.386	1,044,986,799.439	–	4,621,503.158	42,141,878.782	2,259.435	2,264.801	38,259,891.367	8,083,209,488.243
Total Return	115,020,549.091	1,198,650.524	19,137,504.183	51,804,503.993	29,380,576.638	282,460.010	569,660.084	12,416,829.242	962.836	961.101	961.196	229,813,618.898
Mid Cap Stock	46,753,475.662	678,918.640	9,030,765.341	4,789,176.426	24,746,773.605	3,663,737.128	48,024.237	1,292,487.066	378.315	380.581	380.581	91,004,497.582
Municipal Income Fund
CA Tax Free	17,056,484.374	–	3,623,250.008	3,328,103.681	211,709.197	–	–	–	–	–	–	24,219,547.260
High Yield Municipal	98,205,429.116	–	34,824,105.852	35,429,530.128	935,326.281	1,176.327	–	–	–	–	–	169,395,567.704
Intermediate Tax Free	147,494,938.835	293,995.015	52,715,905.953	132,979,354.228	15,100,213.118	1,466.645	–	–	–	–	–	348,585,873.794
National Tax Free	125,412,229.509	306,575.663	15,518,048.272	16,065,947.738	211,333.836	–	–	–	–	–	–	157,514,135.018
NJ Tax Free	18,586,373.903	–	–	1,270,830.230	2,714.787	–	–	–	–	–	–	19,859,918.920
NY Tax Free	24,874,468.714	–	4,892,223.536	2,503,200.270	98,263.163	–	–	–	–	–	–	32,368,155.683
Research Fund
Calibrated Dividend Growth	106,557,048.142	1,675,731.450	17,965,013.847	7,794,569.473	1,179,557.446	128,703.450	69,578.610	1,597,953.791	695.963	691.563	691.563	136,970,235.298
Growth Opportunities	19,469,654.486	485,004.922	3,585,549.497	961,020.140	4,277,807.054	204,205.268	44,484.856	1,397,023.329	449.080	408.497	408.497	30,426,015.626
Small Cap Value	18,734,675.060	116,098.028	1,853,053.058	972,881.416	25,865,758.613	2,560,506.834	11,988.366	236,817.979	364.867	329.272	329.272	50,352,802.765

D-1

Fund	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Securities Trust
Alpha Strategy	19,590,296.498	422,981.771	11,717,711.785	9,088,236.953	1,442,229.421	–	83,947.465	1,247,502.343	313.807	309.789	309.789	43,593,839.621
Fundamental Equity	159,606,491.926	2,628,604.900	62,151,259.986	37,480,209.608	19,881,739.343	1,161,493.624	866,305.252	16,628,445.775	739.719	735.294	735.294	300,406,760.721
International Core Equity	27,434,090.190	573,830.154	3,509,515.867	5,199,024.414	4,813,773.072	8,550.375	55,157.688	1,551,678.389	765.773	760.456	760.456	43,147,906.834
International Dividend Income	120,602,776.200	–	21,854,004.049	35,943,530.543	154,794,895.227	–	150,788.185	1,735,731.614	1,290.323	1,285.347	1,285.347	335,085,586.835
International Opportunities	9,557,826.750	199,034.293	1,885,518.948	5,966,444.628	17,123,082.194	33,507.391	38,549.362	472,742.141	571.812	558.036	744.834	35,278,580.389
Micro Cap Growth	772,009.323	–	–	–	7,822,258.289	–	–	–	–	–	–	8,594,267.612
Micro Cap Value	549,328.646	–	–	–	4,799,672.678	–	–	–	–	–	–	5,349,001.324
Value Opportunities	57,978,166.140	743,102.990	20,219,196.771	28,630,320.064	28,884,703.498	2,337,792.050	410,594.043	6,261,450.692	491.933	477.783	654,171.258	146,120,467.222
US Government Money Market	576,591,152.512	5,030,841.047	67,972,028.402	–	24,215,835.588	–	–	–	–	–	–	673,809,857.549
	Class VC
Series Fund
Bond Debenture Portfolio	81,060,305.858
Calibrated Dividend Growth Portfolio	7,271,290.258
Classic Stock Portfolio	3,044,664.689
Fundamental Equity Portfolio	20,473,787.258
Growth and Income Portfolio	22,304,899.787
Growth Opportunities Portfolio	8,418,205.470
International Opportunities Portfolio	6,181,142.594
Mid Cap Stock Portfolio	14,727,238.918

D-2

Appendix E: Principal Shareholders

Except as set forth below, to the knowledge of the applicable Fund, as of July 10, 2015 no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Affiliated	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 113,153,454.151 Class B: 1,065,652.336 Class C: 1,812,326.650	Class A: 30.83% Class B: 33.54% Class C: 6.56%

	Wells Fargo Advisors LLC Special Custody Account 2801 Market St Saint Louis, MO 63103-2523	Class A: 20,579,002.424 Class C: 3,116,749.550 Class F: 2,295,472.741	Class A: 5.61% Class C: 11.28% Class F: 22.89%

	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Class C: 6,870,991.119 Class F: 2,042,820.330 Class I: 1,297,293.412	Class C: 24.86% Class F: 20.37% Class I: 15.44%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 3,353,962.911 Class F: 1,472,919.403	Class C: 12.14% Class F: 14.69%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 1,399,329.441 Class P: 137,905.613	Class C: 5.06% Class P: 8.86%

	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 1,427,390.638 Class F: 771,129.877	Class C: 5.16% Class F: 7.69%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C: 1,796,530.508 Class F: 2,140,884.470	Class C: 6.50% Class F: 21.35%

	Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 3,535,648.663	Class I: 42.08%

	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 2,632,351.983	Class I: 31.33%

	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 948,755.474 Class R3: 1,058,253.077	Class P: 60.98% Class R3: 30.35%

	MG Trust Co. Cust FBO Aries Capital Inc. 717 17th Street Suite 1300 Denver, CO 80202-3304	Class R2: 12,520.517	Class R2: 27.41%

	Michael Fullaway FBO Calaveras Lumber Co Inc. New Comparability PS 401(k) Plan and Trust 805 S. Wheatley Street Suite 600 Ridgeland, MS 39157-5005	Class R2: 28,387.186	Class R2: 62.15%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Affiliated	Mid Atlantic Trust Co. FBO Approved Storage and Waste HAU 401(k) PSP and Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	Class R2: 2,847.303	Class R2: 6.23%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 626.959 Class R5: 625.000 Class R6: 625.000	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Bond Debenture	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 234,217,754.062 Class B: 3,726,480.246 Class C: 18,101,424.021	Class A: 40.03% Class B: 28.52% Class C: 7.01%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street #1WFC New York, NY 10281-1003	Class A: 30,048,155.906 Class I: 8,148,041.843	Class A: 5.14% Class I: 14.80%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 48,246,410.412 Class C: 17,357,591.524 Class P: 476,367.807 Class F: 13,579,731.510 Class I: 5,211,282.692	Class A: 8.25% Class C: 6.72% Class P: 9.39% Class F: 5.35% Class I: 9.47%

	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	Class A: 38,518,097.866 Class B: 2,507,600.322 Class C: 38,690,351.229 Class F: 40,756,764.501	Class A: 6.58% Class B: 19.19% Class C: 14.98% Class F: 16.07%

	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. Fl. 3 Jacksonville, FL 32246-6484	Class B: 1,758,109.168 Class C: 49,723,875.678 Class F: 51,789,491.738 Class R2: 298,659.213 Class I: 5,838,708.590	Class B: 13.46% Class C: 19.25% Class F: 20.42% Class R2: 58.23% Class I: 10.61%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 1,147,048.695 Class C: 35,011,333.339 Class F: 44,095,111.083	Class B: 8.78% Class C: 13.55% Class F: 17.38%

	Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 26,587,820.213 Class F: 23,829,332.204	Class C: 10.29% Class F: 9.39%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C: 24,244,171.030 Class F: 37,251,859.056	Class C: 9.38% Class F: 14.69%

	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 19,706,543.139	Class F: 7.77%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 4,875,857.829	Class I: 8.86%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Bond Debenture	Mac & Co. FBO Profit Sharing Balanced Toward Growth PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 4,443,343.131	Class I: 8.07%

	Matrix Trust Co. Cust. Agent FBO Meijer Savings 401K Plans I & II PO Box 52129 Phoenix, AZ 85072-2129	Class I: 3,504,353.728	Class I: 6.37%

	Mercer Trust Co. TR FBO Edward D. Jones & Co. Deffd Comp Plan 1 Investors Way MSC N-1-G Norwood, MA 02062-1599	Class I: 5,496,054.594	Class I: 9.98%

	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 3,649,912.424 Class R3: 1,441,039.171	Class P: 71.97% Class R3: 10.80%

	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class P: 296,649.584 Class R3: 1,459,409.590	Class P: 5.85% Class R3: 10.94%

	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 1,085,703.750	Class R3: 8.14%

	Voya Institutional Trust Co. PO Box 990065 Hartford, CT 06199-0065	Class R3: 5,305,214.067	Class R3: 39.76%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 1,251.564 Class R5: 1,257.862 Class R6: 1,257.862	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Developing Growth	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 3,923,486.195 Class B: 36,161.949	Class A: 7.93% Class B: 8.30%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 4,137,331.138 Class C: 1,110,140.531 Class F: 803,965.124 Class R2: 149,307.815	Class A: 8.36% Class C: 18.98% Class F: 7.79% Class R2: 25.14%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 3,215,103.214 Class B: 22,084.404 Class I: 20,061,154.567	Class A: 6.50% Class B: 5.07% Class I: 32.72%

	State Street Corp. TTEE FBO ADP ACCESS 1 Lincoln Street Boston, MA 02111-2901	Class A: 2,548,756.468 Class R3: 1,450,201.209	Class A: 5.15% Class R3: 11.58%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: 28,658.551 Class P: 204,571.426	Class B: 6.58% Class P: 13.24%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class B: 28,602.112 Class C: 604,763.012 Class F: 974,313.479	Class B: 6.57% Class C: 10.34% Class F: 9.44%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Developing Growth	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class C: 611,008.993 Class F: 1,074,257.287	Class C: 10.45% Class F: 10.41%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 918,519.302 Class F: 4,672,288.221	Class C: 15.70% Class F: 45.26%

	UBS Financial Services Inc. FBO 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 444,748.606 Class F: 1,095,709.353	Class C: 7.60% Class F: 10.61%

	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 9,917,400.310	Class I: 16.18%

	AUL American Unit Investment Trust PO Box 368 Indianapolis, IN 46206-0368	Class P: 118,364.954	Class P: 7.66%

	AUL Group Retirement Annuity PO Box 368 Indianapolis, IN 46206-0368	Class P: 117,059.586 Class R3: 632,315.373	Class P: 7.58% Class R3: 5.05%

	Reliance Trust Co. 8515 East Orchard Road #2T2 Greenwood Village, CO 80111-5002	Class P: 314,007.594	Class P: 20.33%

	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class P: 329,099.747 Class R3: 1,918,802.447	Class P: 21.31% Class R3: 15.32%

	NFS LLC FEBO Reliance Trust Co. TTEE/Cust 1150 South Olive Street STE 2700 Los Angeles, CA 90015-2211	Class R2: 111,244.238	Class R2: 18.73%

	NFS LLC FEBO State Street Bank Trust Co. 440 Mamaroneck Ave. Harrison, NY 10528-2418	Class R2: 64,939.379	Class R2: 10.94%

	Pims/Prudential Retirement Plan 006 Bush Industries, Inc. 1 Mason Drive Jamestown, NY 14701-9265	Class R2: 32,252.703	Class R2: 5.43%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class R2: 56,646.504	Class R2: 9.54%

	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Class R3: 1,201,153.240	Class R3: 9.59%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 3,486,998.543	Class R3: 27.84%

	New York Life Trust Co. William G Perret Trustee 169 Lackawanna Ave. Floor 2 Parsippany, NJ 07054-1007	Class R3: 635,376.876	Class R3: 5.07%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Developing Growth	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 409.836 Class R5: 364.431 Class R6: 364.431	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Emerging Markets Currency	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 1,257,592.972 Class B: 6,016.688	Class A: 26.99% Class B: 12.81%

	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246-6484	Class A: 271,079.713 Class B: 2,482.106 Class C: 430,973.750 Class F: 309,671.233 Class R2: 14,083.637	Class A: 5.82% Class B: 5.29% Class C: 32.59% Class F: 11.37% Class R2: 78.66%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 1,005,223.010 Class B: 2,415.486	Class A: 21.57% Class B: 5.14%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 233,267.327 Class C: 73,233.382 Class F: 511,995.898	Class A: 5.01% Class C: 5.54% Class F: 18.79%

	Edward Ruiz MD PC 5867 Stonehaven Blvd Rochester, MI 48306-4941	Class B: 3,932.354	Class B: 8.37%

	G Lombardi Inc. 310 Central Avenue West Caldwell, NJ 07006-6526	Class B: 3,464.131	Class B: 7.38%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class B: 4,203.170 Class C: 89,171.074	Class B: 8.95% Class C: 6.74%

	Wells Fargo 2801 Market Street St. Louis, MO 63103-2523	Class B: 6,348.881 Class C: 149,581.149 Class F: 425,486.059	Class B: 13.52% Class C: 11.31% Class F: 15.62%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 159,827.575 Class F: 627,468.080	Class C: 12.08% Class F: 23.03%

	UBS Financial Services, Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07311	Class C: 67,999.257 Class F: 359,946.210	Class C: 5.14% Class F: 13.21%

	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Class F: 246,449.216	Class F: 9.04%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 38,826,368.836	Class I: 41.58%

	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 9,397,134.083	Class I: 10.06%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 43,403,634.822	Class I: 46.48%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Emerging Markets Currency	Reliance Trust Co. PO Box 48529 Atlanta, GA 30362-1529	Class P: 536.326	Class P: 95.83%

	Mid Atlantic Trust Co. FBO Apex Laboratory Inc. 401K PSP & Trust 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 3,303.320	Class R2: 18.45%

	Ascensus Trust Co. PO Box 10758 Fargo, ND 58106-0758	Class R3: 5,041.298	Class R3: 6.22%

	Counsel Trust DBA MATC FBO American Riviera Bank 401K PSP & Trust 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R3: 5,480.650	Class R3: 6.76%

	Health Care Technology Trust FBO Health Care Technology 401K PSP C/O Fascore LLC 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 12,897.964	Class R3: 15.91%

	Leaders Financial Company 401K Plan 70 Mitchell Avenue West Caldwell, NJ 07006-7827	Class R3: 6,712.054	Class R3: 8.28%

	Mid Atlantic Trust Co. FBO Rediger Psychiatric Services 401K PSP & Trust 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R3: 4,560.651	Class R3: 5.63%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 1,808.318 Class R5: 1,811.594 Class R6: 1,811.594	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Multi-Asset Global	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	Class A: 7,556,739.860 Class B: 139,025.543 Class C: 456,752.715	Class A: 51.18% Class B: 39.06% Class C: 10.37%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 915,765.246 Class B: 22,474.848 Class C: 556,220.234 Class I: 203,705.407	Class A: 6.20% Class B: 6.31% Class C: 12.63% Class I: 20.80%

	Wells Fargo 2801 Market Street St. Louis, MO 63103-2523	Class B: 22,915.839 Class C: 479,835.025 Class F: 236,416.807	Class B: 6.44% Class C: 10.90% Class F: 21.29%

	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive E., Floor 3 Jacksonville, FL 32246-6484	Class C: 372,471.878 Class F: 186,082.824 Class I: 87,355.466	Class C: 8.46% Class F: 16.76% Class I: 8.92%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 326,775.049 Class F: 86,023.616	Class C: 7.42% Class F: 7.75%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Multi-Asset Global	LPL Financial Omnibus Customer Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 172,605.459	Class F: 15.57%

	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F: 170,257.786	Class F: 15.33%

	UBS Financial Services, Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class F: 148,085.083	Class F: 13.34%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 632,947.056	Class I: 64.63%

	Counsel Trust DBA MATC FBO Schifrin Gagnon & Dickey 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 9,642.165	Class R2: 71.30%

	Lord, Abbett & Co., LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R2: 1,104.245 Class R4: 836.120 Class R5: 830.565	Class R2: 8.17% Class R4: 100.00% Class R5: 100.00%

	Mid Atlantic Trust Co FBO Robertson Cornell PLC 401K PSP & Trust 1251 Waterfront Pl, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 2,257.03	Class R2: 16.69%

	David Demaio & Pam Demaio 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 47,077.669	Class R3: 7.91%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 111,104.604	Class R2: 18.67%

	Washington Suburban Sanitary Commission OPEB Trust 14501 Sweitzer Lane, Floor 11 Laurel, MD 20707-5901	Class R6: 3,144,536.453	Class R6: 99.97%

Convertible	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 1,579,565.475 Class B: 15,868.837	Class A: 14.22% Class B: 11.64%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 612,212.940 Class B: 12,652.260 Class C: 1,132,947.043 Class F: 1,397,010.906 Class R2: 20,892.176	Class A: 5.51% Class B: 9.28% Class C: 21.71% Class F: 13.78% Class R2: 94.62%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 1,760.887.535 Class C: 1,008,275.292 Class F: 3,523,727.552	Class A: 15.85% Class C: 19.32% Class F: 34.76%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1 WFC New York, NY 10281-1003	Class A: 1,341,277.219 Class B: 36,455.220 Class C: 473,300.798 Class F: 1,028,666.479	Class A: 12.07% Class B: 26.74% Class C: 9.07% Class F: 10.15%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Convertible	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 1,879,556.213 Class B: 11,478.029 Class C: 348,183.389 Class F: 748,362.684	Class A: 16.92% Class B: 8.42% Class C: 6.67% Class F: 7.38%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A: 846,370.583 Class B: 21,233.902 Class C: 571,969.125 Class F: 1,441,385.822	Class A: 7.62% Class B: 15.58% Class C: 10.96% Class F: 14.22%

	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class B: 11,479.348	Class B: 8.42%

	UBS Financial Services, Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class C: 373,345.339 Class F: 956,324.997	Class C: 7.15% Class F: 9.43%

	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F: 598,939.782	Class F: 5.91%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 18,941,030.394	Class I: 47.52%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 20,405,337.225	Class I: 51.19%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 1,727.923 Class R2: 1,186.984 Class R4: 825.764 Class R5: 822.368 Class R6: 822.368	Class P: 36.99% Class R2: 5.38% Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

	Matrix Trust Co. Custodian FBO Voice of Martyrsm Inc. 717 17th St., Ste. 1300 Denver, CO 80202-3304	Class P: 2,268.321	Class P: 48.56%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class P: 659.399	Class P: 14.12%

	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. Ste 100 West Des Moines, IA 50266-5911	Class R3: 186,203.758	Class R3: 63.69%

Core Fixed Income	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 22,709,511.475 Class B: 232,461.778 Class C: 1,779,711.489 Class F: 23,172,986.268	Class A: 57.93% Class B: 42.73% Class C: 24.03% Class F: 64.48%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 2,947,719.982 Class C: 1,008,948.767 Class F: 3,263,211.959 Class R2: 14,810.466	Class A: 7.52% Class C: 13.62% Class F: 9.08% Class R2: 81.67%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Core Fixed Income	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St., 1#WFC New York, NY 10281-1003	Class A: 3,479,233.979 Class C: 398,823.349	Class A: 8.88% Class C: 5.38%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: 37,790.227 Class C: 430,547.076 Class F: 2,551,781.355	Class B: 6.95% Class C: 5.81% Class F: 7.10%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B: 54,087.941 Class C: 895,914.838	Class B: 9.94% Class C: 12.09%

	Charles Schwab & CO. Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105-1905	Class C: 372,057.248 Class I: 1,955,911.900	Class C: 5.02% Class I: 5.42%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class C: 528,899.923	Class C: 7.14%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 376,418.054	Class C: 5.08%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,306,970.938	Class I: 20.25%

	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 3,251,865.696	Class I: 9.01%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,477,228.557	Class I: 20.72%

	Mac & Co. PO Box 3198 FBO Profit Sharing – Balanced Growth & Income 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 3,804,851.594	Class I: 10.54%

	Mac & Co. PO Box 3198 FBO Profit Sharing – Balanced Toward Growth 525 William Penn Place Pittsburgh, PA 15230-3198	Class I: 6,453,688.716	Class I: 17.89%

	Steamfitters Industry Security Benefit Fund 5 Penn Plaza, Fl. 21 New York, NY 10001-1810	Class I: 2,904,097.148	Class I: 8.05%

	Matrix Trust Co. Custodian FBO Lion Plumbing Supply, Inc. Profit Sharing 717 17th St., Ste 1300 Denver, CO 80202-3304	Class P: 1,034.943	Class P: 98.21%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Core Fixed Income	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 1,448,103.685	Class R3: 57.01%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 914.913 Class R5: 914.913 Class R6: 914.913	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Diversified Equity Strategy	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 4,692,080.462 Class B: 97,298.133 Class C: 291,861.724	Class A: 54.47% Class B: 36.27% Class C: 8.35%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: 13,447,918 Class C: 190,436.504 Class F: 15,011.536	Class B: 5.01% Class C: 5.45% Class F: 7.01%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class C: 183,442.216 Class F: 45,187.944 Class I: 162,015.484	Class C: 5.25% Class F: 21.10% Class I: 16.77%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 370,691.298	Class C: 10.61%

	LPL Financial Omnibus Customer Account 9875 Towne Centre Drive San Diego, CA 92121-1968	Class F: 91,603.818	Class F: 42.77%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F: 34,507.861	Class F: 16.11%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 802,985.349	Class I: 83.12%

	Bryan Jensen FBO Peopletrail 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 5,704.881	Class R2: 41.48%

	Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc. 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 3,341.151	Class R2: 24.29%

	Stephanie Nix-Wille Jon Nix FBO Claude H. Nix Construction 401K Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 4,504.124	Class R2: 32.75%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 128,197.684	Class R3: 17.33%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 500.751 Class R5: 496.771 Class R6: 496.771	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

High Yield	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 16,236,014.886 Class B: 243,821.973	Class A: 12.50% Class B: 20.67%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
High Yield	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class A: 19,497,865.695 Class C: 3,367,387.505 Class F: 6,160,663.779 Class I: 14,301,699.195	Class A: 15.01% Class C: 7.25% Class F: 6.67% Class I: 5.19%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 15,976,654.295 Class B: 118,786.681 Class C: 5,308,666.534 Class F: 7,629,745.426 Class I: 16,710,848.475	Class A: 12.30% Class B: 10.07% Class C: 11.42% Class F: 8.26% Class I: 6.07%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A: 9,059,009.141 Class B: 339,970.790 Class C: 9,275,641.881 Class F: 14,140,398.824	Class A: 6.97% Class B: 28.82% Class C: 19.96% Class F: 15.31%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class B: 74,741.913 Class C: 7,102,456.866 Class F: 13,981,520.281 Class R2: 459,672.095	Class B: 6.34% Class C: 15.28% Class F: 15.14% Class R2: 76.52%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class B: 89,099.131 Class C: 4,079,782.009 Class F: 12,628,991.142	Class B: 7.55% Class C: 8.78% Class F: 13.67%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class C: 3,477,064.967 Class F: 10,802,665.239	Class C: 7.48% Class F: 11.69%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 3,693,420.265	Class C: 7.95%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	Class F: 18,613,641.817	Class F: 20.15%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 66,164,030.182	Class I: 24.02%

	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 38,236,141.386	Class I: 13.88%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 110,007,836.957	Class I: 39.94%

	Matrix Trust Company as Agent FBO Guild for Exceptional Children 403B PO Box 531129 Phoenix, AZ 85072-2129	Class P: 30,779.549	Class P: 21.21%

	Mid Atlantic Trust Co. FBO Pacific Biosciences of California Inc. 401K Plan 1251 Waterfront Pl STE 525 Pittsburgh, PA 15222-4228	Class P: 101,886.135	Class P: 70.22%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLLF/SMF PO Box 48529 Atlanta, GA 30362-1529	Class R3: 1,012,605.091	Class R3: 18.10%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
High Yield	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr STE 100 West Des Moines, IA 50266-5911	Class R3: 788,441.312	Class R3: 14.10%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 1,326.260 Class R5: 1,321.004 Class R6: 1,321.004	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Income	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Class A: 23,437,228.215 Class I: 16,357,106.859	Class A: 5.85% Class I: 40.99%

	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 75,464,070.808 Class B: 653,143.788 Class C: 7,348,811.579	Class A: 18.84% Class B: 27.54% Class C: 6.69%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 37,646,493.637 Class B: 384,532.449 Class C: 19,147,602.113 Class F: 29,544,845.011 Class R2: 699,437.989	Class A: 9.40% Class B: 16.21% Class C: 17.42% Class F: 16.08% Class R2: 42.41%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class A: 45,057,470.560 Class C: 7,432,238.306 Class F: 23,477,893.731 Class I: 3,689,393.136	Class A: 11.25% Class C: 6.76% Class F: 12.78% Class I: 9.24%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 38,923,722.244 Class C: 11,965,076.185 Class F: 12,581,698.301	Class A: 9.72% Class C: 10.88% Class F: 6.85%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A: 25,625,817.650 Class B: 372,409.233 Class C: 19,803,966.735 Class F: 31,913,151.863	Class A: 6.40% Class B: 15.70% Class C: 18.02% Class F: 17.37%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 12,197,990.545 Class F: 49,351,602.724	Class C: 11.10% Class F: 26.86%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33176-1100	Class C: 6,415,021.301	Class C: 5.84%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07301-2055	Class C: 5,926,576.344 Class F: 18,458,757.523	Class C: 5.39% Class F: 10.05%

	Fifth Third Bank TR FBO Danky & Co. 5001 Kingsley Dr. Dept. 3385 Cincinnati, OH 45227-1114	Class I: 4,934,919.539	Class I: 12.37%

	TD Ameritrade Trust Co. PO Box 17748 Denver, CO 80217-0748	Class I: 2,912,197.583	Class I: 7.30%

	CBNA Custodian FBO Fringe Benefits Design Retirement Plan 6 Rhoads Dr. STE 7 Utica, NY 13502-6317	Class R2: 684,102.081	Class R2: 41.48%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Income	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Class R3: 1,976,436.945	Class R3: 9.05%

	Pims/Prudential Retirement Plan 006 Prudential SmartSolution IRA 280 Trumbull Street Hartford, CT 06103-3509	Class R3: 1,207,419.075	Class R3: 5.53%

	Pims/Prudential Retirement Plan 007 Prudential SmartSolution IRA 280 Trumbull Street Hartford, CT 06103-3509	Class R3: 5,308,202.527	Class R3: 24.29%

	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 3,644,118.085	Class R3: 16.68%

	State Street Corporation FBO ADP Access 1 Lincoln Street Boston, MA 0211-2901	Class R3: 1,228,966.310	Class R3: 5.62%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 3,558.719 Class R5: 3,558.719 Class R6: 3,558.719	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Multi-Asset Balanced	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 87,688,373.002 Class B: 1,164,978.920 Class C: 4,970,110.474	Class A: 64.51% Class B: 52.10% Class C. 13.86%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B: 132,021.003 Class C: 5,664,715.033 Class F: 1,354,400.991	Class B: 5.90% Class C: 15.80% Class F: 18.83%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class C: 3,125,768.979 Class F: 1,113,569.924 Class I: 517,440.243 Class R2: 6,471.566	Class C: 8.72% Class F: 15.48% Class I: 18.75% Class R2: 6.79%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 2,363,599.668 Class F: 1,595,923.419	Class C: 6.59% Class F: 22.19%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St #1WFC New York, NY 10281-1003	Class C: 1,902,859.940	Class C: 5.31%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 2,783,741.792 Class F: 563,239.328	Class C: 7.77% Class F: 7.83%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33176-1100	Class C: 2,721,851.836 Class F: 744,129.887	Class C: 7.59% Class F: 10.35%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 900,164.107	Class F: 12.52%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Multi-Asset Balanced	Mac & Co. PO Box 3198 525 William Penn Place Pittsburgh, PA 15320-3198	Class I: 1,573,789.072	Class I: 57.03%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	Class I: 385,329.716	Class I: 13.96%

	Arch Auto Parts Holding Co. Inc. 18102 Jamaica Avenue Hollis, NY 11423-2326	Class P: 12,463.648	Class P: 13.91%

	Latha Ravi & Kumar Ravi Latha Ravi MD Pension Plan 180 S. 3rd St. STE 103 Belleville, IL 62220-1529	Class P: 9,422.076	Class P: 10.52%

	Reliance Trust Company FBO Holdahl Inc. 401(K) PO Box 48529 Atlanta, GA 30362-1529	Class P: 20,958.676	Class P: 23.39%

	Robert L. Lilley Co. LPA 401K PSP 9 E 2nd Street Logan, OH 43138-1200	Class P: 7,204.432	Class P: 8.04%

	Star Multi Care Services Inc. 115 Broadhollow Rd. STE 275 Melville, NY 11747-4990	Class P: 6,289.525	Class P: 7.02%

	Tyler Area Chamber of Commerce Profit Sharing Plan 315 N. Broadway Avenue Tyler, TX 75702-5712	Class P: 13,639.775	Class P: 15.22%

	Vincent J. Ciecka 401K Plan 5709 Westfield avenue Pennsauken, NJ 08110-1837	Class P: 4,706.085	Class P: 5.25%

	Charles M. Ponder III FBO Ponder Law Firm 401(K) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 26,616.056	Class R2: 27.91%

	Mid Atlantic Trust Co. FBO Approved Storage & Waste Haul 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 21,186.079	Class R2: 22.21%

	Mid Atlantic Trust Co. FBO Dewey Communities Service Corp. 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 19,457.118	Class R2: 20.40%

	Mid Atlantic Trust Company FBO Middleton Chiropractic LLC 401(K) 401K Profit Sharing Plan & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 4,811.570	Class R2: 5.04%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Multi-Asset Balanced	Mid Atlantic Trust Company FBO SS & CG LLC 401K Profit Sharing Plan & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 9,575.299	Class R2: 10.04%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 551,137.323	Class R3: 16.19%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 835.422 Class R5: 835.422 Class R6: 835.422	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Multi-Asset Growth	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 31,930,518.770 Class B: 593,565.855 Class C: 1,887,359.107	Class A: 63.80% Class B: 58.24% Class C: 13.23%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class C: 1,398,358.604 Class F: 736,191.596 Class I: 51,952.888	Class C: 9.80% Class F: 17.18% Class I: 6.17%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 900,662.506 Class F: 471,893.042	Class C: 6.31% Class F: 11.01%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 961,233.081	Class C: 6.74%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33176-1100	Class C: 1,222,431.425 Class F: 485,020.939	Class C: 8.57% Class F: 11.32%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class C: 1,450,052.116 Class F: 1,605,576.989	Class C: 10.16% Class F: 37.47%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 245,489.032	Class F: 5.73%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07301-2055	Class F: 320,550.744	Class F: 7.48%

	Great-West Trust Co. LLC FBO Recordkeeping for Various Benefits PLF OmniPutnam 8525 E Orchard Road Greenwood Village, CO 80111-5002	Class I: 83,291.268	Class I: 9.90%

	Matrix Trust Company as Agent FBO Deltrol Corp Retirement Pension Plan PO Box 52129 Phoenix, AZ 85072-2129	Class I: 47,357.618	Class I: 5.63%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 435,153.895	Class I: 51.71%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Multi-Asset Growth	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 107.427 Class R4: 565.931 Class R5: 563.380 Class R6: 563.380	Class P: 96.37% Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

	Jean Ann Hartzell Minzey FBO Healthcare Education Strategies Inc. 401(k) Plan 805 S Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class R2: 7,027.172	Class R2: 50.92%

	MG Trust Company Custodian FBO Shady Grove School (OK) 403(B) 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2: 1,139.651	Class R2: 8.26%

	Mid Atlantic Trust Company FBO Flair Flexible Packaging Corp 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 5222-4228	Class R2: 4,469.160	Class R2: 32.38%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 293,335.974	Class R3: 18.54%

Multi-Asset Income	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 15,920,506.829 Class B: 151,838.914	Class A: 21.69% Class B: 41.22%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class A: 3,900,018.057 Class C: 2,897,346.017 Class F: 2,993,596.053	Class A: 5.31% Class C: 5.39% Class F: 8.11%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 3,740,987.512 Class C: 6,693,583.505 Class F: 7,384,886.767 Class R2: 32,999.152	Class A: 5.10% Class C: 12.44% Class F: 20.00% Class R2: 79.50%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class A: 7,573,681.416 Class B: 21,878.714 Class C: 3,895,646.330 Class F: 3,978,507.130 Class I: 162,975.302	Class A: 10.32% Class B: 5.94% Class C: 7.24% Class F: 10.78% Class I: 11.20%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 9,602,433.926 Class B: 24,542.606 Class C: 6,303,814.042 Class F: 4,356,662.652 Class I: 92,383.152	Class A: 13.08% Class B: 6.66% Class C: 11.72% Class F: 11.80% Class I: 6.35%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A: 7,874,271.721 Class B: 57,300.034 Class C: 12,207,243.742 Class F: 7,866,088.220	Class A: 10.73% Class B: 15.55% Class C: 22.69% Class F: 21.30%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 5,185,431.969 Class F: 3,312,187.537	Class C: 9.64% Class F: 8.97%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33176-1100	Class C: 4,143,949.792 Class F: 1,965,058.847	Class C: 7.70% Class F: 5.32%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Multi-Asset Income	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07301-2055	Class F: 3,065,634.058	Class F: 8.30%

	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Class I: 534,698.821	Class I: 36.75%

	Mid Atlantic Trust Co. FBO Asian & Pacific Islander 401K PSP & Trust 1251 Waterfront Pl. STE 525 Pittsburgh, PA 15222-4228	Class R2: 2,160.596	Class R2: 5.21%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 85,929.180	Class R3: 8.05%

	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 203,895.478	Class R3: 19.11%

	Voya Institutional Trust Co. DTD 12/31/2000 PO Box 990065 Hartford, CT 06199-065	Class R3: 139,384.547	Class R3: 13.06%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 667.557 Class R5: 671.141 Class R6: 671.141	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Short Duration Income	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 240,020,955.175 Class B: 1,017,914.883 Class C: 130,982,519.772	Class A: 8.76% Class B: 20.84% Class C: 7.81%

	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Class A: 216,947,397.665 Class I: 222,781,853.707	Class A: 7.92% Class I: 21.02%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 283,366,322.481 Class B: 1,050,292.670 Class C: 287,126,589.541 Class F: 576,017,674.430 Class R2: 3,483,996.280	Class A: 10.35% Class B: 21.50% Class C: 17.12% Class F: 22.73% Class R2: 77.28%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 221,912,349.569 Class C: 181,297,189.103 Class F: 479,232,583.671	Class A: 8.10% Class C: 10.81% Class F: 18.91%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1 WFC New York, NY 10281-1003	Class A: 273,204,765.673 Class B: 247,568.787 Class C: 95,190,077.674 Class F: 154,452,658.789 Class I: 188,400,948.173	Class A: 9.98% Class B: 5.07% Class C: 5.68% Class F: 6.09% Class I: 17.78%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 396,061,824.733 Class B: 416,011.742 Class C: 161,700,438.742 Class F: 221,578,843.797	Class A: 14.46% Class B: 8.52% Class C: 9.64% Class F: 8.74%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A: 272,846,679.341 Class B: 1,181,013.206 Class C: 386,774,805.058 Class F: 424,612,814.408	Class A: 9.96% Class B: 24.17% Class C: 23.06% Class F: 16.75%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Short Duration Income	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07301-2055	Class A: 149,599,026.242 Class F: 293,636,593.264	Class A: 5.46% Class F: 11.59%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33176-1100	Class C: 109,435,505.316 Class F: 127,588,888.356	Class C: 6.53% Class F: 5.03%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 138,133,727.295	Class I: 13.04%

	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	Class R3: 10,200,674.467	Class R3: 25.53%

	Sammons Financial Network LLC FBO Various Accounts 4546 Corporate Dr. STE 100 West Des Moines, IA 50266-5911	Class R3: 11,031,648.904	Class R3: 27.61%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 2,252.252 Class R5: 2,257.336 Class R6: 2,257.336	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Total Return	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 51,892,161.367 Class B: 655,229.722 Class C: 4,306,674.961 Class F: 18,711,604.773	Class A: 45.15% Class B: 53.50% Class C: 22.43% Class F: 31.63%

	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Fl. 3 Jacksonville, FL 32246-6484	Class A: 14,781,022.992 Class B: 80,199.917 Class C: 4,850,761.249 Class F: 7,674,056.577 Class I: 2,328,017.028 Class R2: 213,259.661	Class A: 12.86% Class B: 6.55% Class C: 25.26% Class F: 12.97% Class I: 8.11% Class R2: 38.16%

	Wells Fargo Advisors LLC 2801 Market Street Saint Louis, MO 63103-2523	Class B: 212,261.436 Class C: 1,683,477.693 Class F: 4,242,826.204	Class B: 17.33% Class C: 8.77% Class F: 7.17%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 1,082,621.878 Class F: 4,590,561.458	Class C: 5.64% Class F: 7.76%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 1,432,836.190 Class F: 11,306,922.407	Class C: 7.46% Class F: 19.11%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Blvd. Fl. 9 Jersey City, NJ 07301-2055	Class C: 1,140,010.157 Class F: 4,561,986.103	Class C: 5.94% Class F: 7.71%

	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Class F: 3,051,263.908	Class F: 5.16%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Total Return	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 2,800,454.282	Class I: 9.75%

	MAC & Co. FBO Profit Sharing – Growth Focus 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230-3198	Class I: 4,536,823.960	Class I: 15.80%

	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. #1WFC New York, NY 10281-1003	Class I: 5,178,163.896	Class I: 18.03%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	Class I: 2,919,111.794	Class I: 10.17%

	Great-West Trust Co. LLC Employee Benefits Clients 401K 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Class P: 35,866.536	Class P: 12.86%

	Hartford Life Separate Account 401(K) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 24,445.529	Class P: 8.76%

	Reliance Trust Company FBO Easy Way Insulation PO Box 48529 Atlanta, GA 30362-1529	Class P: 164,593.882	Class P: 59.01%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class P: 27,549.490 Class R2: 158,395.703	Class P: 9.88% Class R2: 28.34%

	Emjayco FBO SOR Testing Laboratories 8515 E Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	Class R2: 44,190.093	Class R2: 7.91%

	Matrix Trust Co. Custodian FBO Simpson University 403B 717 17th St. STE 1300 Denver, CO 80202-3304	Class R2: 40,745.194	Class R2: 7.29%

	PAI Trust Company, Inc. Media Two Interactive 401(K) P/S PL 1300 Enterprise Drive De Pere, Wi 54115-4934	Class R2: 29,242.077	Class R2: 5.23%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class R3: 3,945,607.495	Class R3: 34.46%

	NFS LLC FEO State Street Bank Trust Co. TR Various Retirement Plans 440 Mamaroneck Avenue Harrison, NY 10528-2418	Class R3: 1,703,779.607	Class R3: 14.88%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Total Return	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 960.615 Class R5: 958.773 Class R6: 958.773	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Mid Cap Stock	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 13,736,458.921 Class B: 103,036.188	Class A: 29.13% Class B: 14.80%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 3,532,402.859 Class C: 1,987,506.043 Class F: 636,801.342 Class R2: 19,387.624	Class A: 7.49% Class C: 21.83% Class F: 13.23% Class R2: 39.78%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 2,528,555.697	Class A: 5.36%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class A: 2,733,136.439 Class C: 1,305,758.853 Class F: 1,484,028.562	Class A: 5.80% Class C: 14.34% Class F: 30.83%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 1,180,866.369 Class F: 434,260.810	Class C: 12.97% Class F: 9.02%

	UBS Financial Services Inc. FBO 499 Washington Boulevard Floor 9 Jersey City, NJ. 07310-2055	Class C: 687,803.838 Class F: 1,561,601.394	Class C: 7.55% Class F: 32.44%

	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Parkway Saint Petersburg, FL 33716-1100	Class F: 344,902.225	Class F: 7.17%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 9,294,389.233	Class I: 37.68%

	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 7,892,368.233	Class I: 32.00%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 3,261,468.279	Class I: 13.22%

	Hartford Life Separate Account 401 PO Box 2999 Hartford, CT 06104-2999	Class P: 2,301,290.526 Class R3: 116,356.733	Class P: 62.29% Class R3: 9.11%

	NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401(k) FINOPS – IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class P: 336,913.992	Class P: 9.12%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class P: 210,733.789	Class P: 5.70%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Mid Cap Stock	Michael Fullaway FBO Calaveras Lumber Company 401(k) 805 S. Wheatley Street Suite 600 Ridgeland, MS 39157-5005	Class R2: 14,624.073	Class R2: 30.00%

	Timothy Perkins FBO Monroe Tufline Mfg. Co. Inc. 401(k) 805 S. Wheatley Street Suite 600 Ridgeland, MS 39157-5005	Class R2: 2,843.658	Class R2: 5.83%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 378.215 Class R5: 380.518 Class R6: 380.518	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

CA Tax Free	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105-1905	Class A: 991,796.910 Class I: 209,765.692	Class A: 5.80% Class I: 99.38%

	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 3,027,646.530	Class A: 17.70%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 1,229,186.561 Class C: 934,049.012 Class F: 1,092,728.005	Class A: 7.19% Class C: 25.61% Class F: 32.37%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 2,114,118.204 Class C: 464,333.544 Class F: 272,646.426	Class A: 12.36% Class C: 12.73% Class F: 8.08%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 1,148,614.510 Class C: 184,796.438	Class A: 6.71% Class C: 5.07%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: 1,383,365.228 Class C: 298,520.047 Class F: 341,958.906	Class A: 8.09% Class C: 8.18% Class F: 10.13%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 2,791,018.273 Class C: 1,129,885.854 Class F: 1,087,789.507	Class A: 16.32% Class C: 30.97% Class F: 32.23%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 381,432.977	Class F: 11.30%

High Yield Municipal	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 30,777,735.675 Class C: 3,305,397.865	Class A: 30.73% Class C: 9.42%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 8,809,556.738 Class C: 8,102,086.449 Class F: 11,953,753.058	Class A: 8.80% Class C: 23.08% Class F: 34.00%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 7,732,864.027 Class C: 4,770,167.490 Class F: 3,842,109.836	Class A: 7.72% Class C: 13.59% Class F: 10.93%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 5,783,166.040 Class C: 2,526,885.126	Class A: 5.77% Class C: 7.20%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
High Yield Municipal	Robert S. Dow Christina S. Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 5,329,502.519	Class A: 5.32%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: 8,247,002.959 Class C: 2,937,383.079 Class F: 5,892,709.175	Class A: 8.23% Class C: 8.37% Class F: 16.76%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 8,576,430.088 Class C: 6,245,982.942 Class F: 4,391,120.009	Class A: 8.56% Class C: 17.79% Class F: 12.49%

	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 2,442,973.887 Class F: 2,389,400.559	Class C: 6.96% Class F: 6.80%

	National Financial Services 200 Liberty Street, #1WFC New York, NY 10281-1003	Class F: 1,976,407.105 Class I: 583,531.976	Class F: 5.62% Class I: 59.11%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105-1905	Class I: 262,996.467	Class I: 26.64%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 1,167.629	Class P: 99.64%

Intermediate Tax Free	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 28,856,618.550 Class B: 42,497.435 Class C: 3,019,848.070	Class A: 19.67% Class B: 14.12% Class C: 5.69%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 27,330,242.348 Class B: 111,065.230 Class C: 18,467,237.526 Class F: 67,485,707.147	Class A: 18.63% Class B: 36.91% Class C: 34.82% Class F: 51.23%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 12,074,637.546 Class C: 6,078,240.839 Class F: 10,685,592.615	Class A: 8.23% Class C: 11.46% Class F: 8.11%

	National Financial Services 200 Liberty Street, #1WFC New York, NY 10281-1003	Class A: 10,122,706.687	Class A: 6.90%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 13,390,955.967 Class I: 4,355,159.352	Class A: 9.13% Class I: 29.33%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: 8,682,251.216 Class C: 3,966,211.886 Class F: 21,386,151.371	Class A: 5.92% Class C: 7.48% Class F: 16.24%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 17,600,407.604 Class B: 112,975.656 Class C: 9,658,925.193 Class F: 13,856,901.487	Class A: 12.00% Class B: 37.55% Class C: 18.21% Class F: 10.52%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105-1905	Class I: 6,296,430.643	Class I: 42.40%

	Citi Private Bank One Court Square 22nd Floor Long Island City, NY 11120-0001	Class I: 1,494,419.088	Class I: 10.06%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Intermediate Tax Free	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I: 1,153,750.653	Class I: 7.77%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P: 1,457.494	Class P: 99.59%

National Tax Free	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 53,784,190.192 Class B: 102,224.147 Class C: 1,602,271.469	Class A: 42.68% Class B: 32.93% Class C: 10.21%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 8,431,017.482 Class B: 58,403.329 Class C: 4,906,266.801 Class F: 4,980,638.795	Class A: 6.69% Class B: 18.82% Class C: 31.27% Class F: 31.10%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 8,139,066.097 Class C: 1,534,852.251 Class F: 2,024,689.645	Class A: 6.46% Class C: 9.78% Class F: 12.64%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 6,352,579.934 Class B: 19,648.343 Class C: 786,107.276	Class A: 5.04% Class B: 6.33% Class C: 5.01%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 9,079,583.388 Class B: 78,996.364 Class C: 2,181,466.739 Class F: 1,763,567.436	Class A: 7.20% Class B: 25.45% Class C: 13.90% Class F: 11.01%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class B: 18,324.885 Class C: 1,111,978.895 Class F: 2,257,621.097	Class B: 5.90% Class C: 7.09% Class F: 14.10%

	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 796,712.995 Class F: 808,886.304	Class C: 5.08% Class F: 5.05%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 926,675.733	Class F: 5.79%

	National Financial Services 200 Liberty Street, #1WFC New York, NY 10281-1003	Class F: 1,639,084.937 Class I: 52,604.536	Class F: 10.23% Class I: 25.62%

	FOLIOfn Investments Inc. 8180 Greensboro Drive, Floor 8 McLean, VA 22102-3888	Class I: 14,043.069	Class I: 6.84%

	TD Ameritrade FBO Kyra J. Becker 4046 Hillcrest Avenue SW Seattle, WA 98116-3551	Class I: 44,680.608	Class I: 21.76%

	TD Ameritrade FBO Kenneth Brislin & Megan Brislin 4280 Commonwealth Drive Emmaus, PA 18049-1265	Class I: 17,870.956	Class I: 8.70%

	TD Ameritrade FBO Dominick Desarro & Mary Ann Desarro 4638 Virginia Drive Bethlehem, PA 18017-8722	Class I: 17,870.956	Class I: 8.70%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
National Tax Free	TD Ameritrade FBO Rosemarie Fronheiser 38 Camp Mensch Mill Road Barto, PA 19504-9141	Class I: 22,339.231	Class I: 10.88%

	TD Ameritrade Charles P. Schwester 802 West Shore Drive Kinnelon, NJ 07405-2154	Class I: 17,744.689	Class I: 8.64%

NJ Tax Free	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 1,300,797.344	Class A: 6.89%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 1,128,223.219 Class F: 291,168.225	Class A: 5.98% Class F: 23.12%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 3,432,297.906 Class F: 264,703.400	Class A: 18.19% Class F: 21.02%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 1,486,588.456 Class F: 161,962.253	Class A: 7.88% Class F: 12.86%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: 1,216,579.352 Class F: 160,123.977	Class A: 6.45% Class F: 12.72%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 1,857,346.915 Class F: 224,480.948	Class A: 9.84% Class F: 17.83%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 2,695.014	Class I: 99.58%

NY Tax Free	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 2,841,612.343 Class C: 1,835,807.927 Class F: 940,202.817	Class A: 11.59% Class C: 37.51% Class F: 38.64%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 2,205,582.970 Class C: 536,306.456 Class F: 219,678.779	Class A: 8.99% Class C: 10.96% Class F: 9.03%

	National Financial Services 200 Liberty Street, #1WFC New York, NY 10281-1003	Class A: 1,656,650.436 Class F: 217,646.115 Class I: 5,946.806	Class A: 6.76% Class F: 8.95% Class I: 9.19%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 6,357,191.930 Class C: 1,053,751.030 Class F: 223,605.688	Class A: 25.93% Class C: 21.53% Class F: 9.19%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class A: 2,661,780.233 Class C: 409,925.044 Class F: 302,748.345	Class A: 10.86% Class C: 8.38% Class F: 12.44%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: 340,172.763 Class F: 387,292.719	Class C: 6.95% Class F: 15.92%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I: 57,551.624	Class I: 88.98%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Calibrated Dividend Growth	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 72,144,020.388 Class B: 925,436.642 Class C: 1,874,821.216	Class A: 66.97% Class B: 52.79% Class C: 10.30%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class C: 2,840,512.033 Class F: 1,389,748.403 Class I: 714,712.591 Class R2: 27,684.398	Class C: 15.60% Class F: 17.55% Class I: 60.50% Class R2: 38.50%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 2,031,685.246 Class F: 1,093,139.764	Class C: 11.16% Class F: 13.80%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 1,891,266.452 Class F: 740,334.199	Class C: 10.39% Class F: 9.35%

	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 1,332,724.009 Class F: 575,137.973	Class C: 7.32% Class F: 7.26%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class C: 2,023,675.396 Class F: 1,808,451.589	Class C: 11.12% Class F: 22.83%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 659,682.254	Class F: 8.33%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class F: 771,545.003	Class F: 9.74%

	DCGT Trustee FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Class I: 90,161.462	Class I: 7.63%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I: 67,527.464	Class I: 5.72%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West W.T. Harris Boulevard Charlotte, NC 28288-1076	Class I: 142,988.439	Class I: 12.10%

	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 120,097.133 Class R3: 488,141.430	Class P: 81.38% Class R3: 30.34%

	MG Trust Company FBO R.A. Wold & Sons Inc. 401(k) 717 17th Street, Ste 1300 Denver, CO 80202-3304	Class P: 9,916.434 Class R2: 12,032.817	Class P: 6.72% Class R2: 16.74%

	Mid Atlantic Trust Company FBO Davis Eye Associates 401(k) 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 6,252.150	Class R2: 8.70%

	Mid Atlantic Trust Company FBO Rocketship Trans Corporation 401(k) 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 4,052.668	Class R2: 5.64%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Calibrated Dividend Growth	NFS LLC 1150 S Olive Street, Ste 2700 Los Angeles, CA 90015-2211	Class R2: 11,652.613	Class R2: 16.21%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 695.894 Class R5: 691.563 Class R6: 691.563	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Growth Opportunities	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 8,295,364.244 Class B: 71,739.641	Class A: 42.48% Class B: 14.30%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class B: 25,327.570 Class C: 308,713.218 Class F: 176,011.541	Class B: 5.05% Class C: 8.65% Class F: 18.52%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class C: 385,593.029 Class F: 128,044.394 Class I: 298,432.478 Class R2: 31,933.078	Class C: 10.80% Class F: 13.48% Class I: 6.96% Class R2: 72.32%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 343,460.919 Class F: 113,238.789	Class C: 9.62% Class F: 11.92%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 206,117.840	Class C: 5.77%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: 244,971.087 Class F: 234,754.311	Class C: 6.86% Class F: 24.71%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 69,013.690	Class F: 7.26%

	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class F: 124,950.581	Class F: 13.15%

	Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 1,744,066.051	Class I: 40.65%

	Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182-0001	Class I: 2,172,081.569	Class I: 50.62%

	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 77,720.567 Class R3: 338,979.776	Class P: 38.09% Class R3: 24.49%

	Voya Institutional Trust Company PO Box 990065 Hartford, CT 06199-0065	Class P: 34,897.795	Class P: 17.10%

	Voya Retirement Insurance and Annuity Company One Orange Way B3N Windsor, CT 06095-4773	Class P: 68,944.064	Class P: 33.79%

	Emjayco FBO Sor Testing Laboratories 401(k) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R2: 3,794.888	Class R2: 8.59%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Growth Opportunities	Reliance Trust Company FBO Mass Mutual PO Box 48529 Atlanta, GA 30362-1529	Class R2: 3,821.248	Class R2: 8.65%

	Capital Bank & Trust Company Nibbi Brothers Associates Inc. 401(k) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class R3: 74,239.135	Class R3: 5.36%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 449.035 Class R5: 408.497 Class R6: 408.497	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Small Cap Value	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 2,993,297.740 Class B: 16,442.911 Class C: 130,038.056	Class A: 15.77% Class B: 13.77% Class C: 6.94%

	MLPF&S 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	Class A: 1,569,248.115 Class C: 439,359.648 Class F: 260,797.697 Class R2: 8,062.487	Class A: 8.27% Class C: 23.45% Class F: 26.73% Class R2: 69.91%

	National Financial Services 200 Liberty Street, #1WFC New York, NY 10281-1003	Class A: 1,580,706.115 Class C: 110,700.134 Class I: 3,033,462.068	Class A: 8.33% Class C: 5.91% Class I: 11.54%

	Voya Retirement Insurance and Annuity Company One Orange Way B3N Windsor, CT 06095-4773	Class A: 1,179,757.823 Class P: 228,852.073 Class R3: 12,399.219	Class A: 6.22% Class P: 8.05% Class R3: 5.02%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class C: 229,308.640 Class F: 157,924.177	Class C: 12.24% Class F: 16.18%

	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 127,318.001 Class F: 68,622.570	Class C: 6.80% Class F: 7.03%

	UBS Financial Services Inc. 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: 133,112.107 Class F: 83,185.819	Class C: 7.10% Class F: 8.52%

	Wells Fargo Advisers 2801 Market Street St. Louis, MO 63103-2523	Class C: 164,955.213 Class F: 229,420.899	Class C: 8.80% Class F: 23.51%

	SEI Private Trust Company 1Freedom Valley Drive Oaks, PA 19456-9989	Class F: 74,274.491	Class F: 7.61%

	Lord Abbett Alpha Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 8,858,223.278	Class I: 33.71%

	Mac & Company PO Box 3198 Pittsburgh, PA 15230-3198	Class I: 2,865,549.180	Class I: 10.90%

	Texasavers 401(k) Plan Employee Retirement System of Texas 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class I: 3,931,290.397	Class I: 14.96%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Small Cap Value	Texasavers 457 Plan Employee Retirement System of Texas 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Class I: 1,511,825.245	Class I: 5.75%

	The Vanguard Fiduciary Trust Company PO Box 2600 Valley Forge, PA 19482-2600	Class I: 1,910,680.618	Class I: 7.27%

	Hartford Life Separate Account 401(k) Plan PO Box 2999 Hartford, CT 06104-2999	Class P: 895,473.025 Class R3: 13,942.114	Class P: 31.52% Class R3: 5.64%

	Reliance Trust Company FBO Mass Mutual PO Box 48529 Atlanta, GA 30362-1529	Class P: 386,422.824	Class P: 13.60%

	Voya Institutional Trust Company PO Box 990065 Hartford, CT 06199-0065	Class P: 375,574.390	Class P: 13.22%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West W.T. Harris Boulevard Charlotte, NC 28288-1076	Class P: 214,962.749	Class P: 7.57%

	Mid Atlantic Trust Company FBO Victor Flores Holdings, LLC 401(k) 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 1,103.233	Class R2: 9.57%

	Mid Atlantic Trust Company FBO Vinyl Technology Inc. 401(k) 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222-4228	Class R2: 1,034.756	Class R2: 8.97%

	AUL Group Retirement Annuity Separate Account II PO Box 368 Indianapolis, IN 46206-0368	Class R3: 18,431.379	Class R3: 7.46%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 364.830 Class R5: 329.272 Class R6: 329.272	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Alpha Strategy	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 5,628,851.721 Class B: 96,797.951	Class A: 28.71% Class B: 22.52%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 1,320,839.892 Class B: 42,634.162 Class C: 2,137,568.704 Class F: 2,024,555.822 Class I: 193,234.914 Class R2: 62,126.827	Class A: 6.74% Class B: 9.92% Class C: 18.22% Class F: 22.57% Class I: 13.73% Class R2: 72.59%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 1,241,929.176 Class B: 35,968.588 Class C: 734,514.320	Class A: 6.33% Class B: 8.37% Class C: 6.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class B: 27,951.270 Class C: 1,603,467.089 Class F: 2,052,270.809	Class B: 6.50% Class C: 13.67% Class F: 22.88%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Alpha Strategy	Wells Fargo Advisors LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class B: 21,710.886 Class C: 960,567.595 Class F: 1,298,987.923	Class B: 5.05% Class C: 8.19% Class F: 14.48%

	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Parkway Saint Petersburg, FL 33716-1100	Class C: 1,458,606.984 Class F: 952,754.723	Class C: 12.43% Class F: 10.62%

	UBS Financial Services Inc. FBO 499 Washington Boulevard Floor 9 Jersey City, NJ. 07310-2055	Class C: 705,989.986 Class F: 1,024,780.568	Class C: 6.02% Class F: 11.43%

	LPL Financial Omnibus Customer Account 9785 Towne Center Drive San Diego, CA 92121-1968	Class F: 541,112.682	Class F: 6.03%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 346,466.834	Class I: 24.61%

	Matrix Trust Company FBO Maxxam Inc. Pension Plan PO Box 52129 Phoenix, AZ 85072-2129	Class I: 104,270.511	Class I: 7.41%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 685,409.787	Class I: 48.68%

	Ascensus Trust Co. FBO Axiom Medical Consulting, LLC PO Box 10758 Fargo, ND 58106-0758	Class R2: 6,069.292	Class R2: 7.09%

	Hartford Life Separate Account 401 PO Box 2999 Hartford, CT 06104-2999	Class R3: 194,608.749	Class R3: 15.54%

	State Street Corp. TTEE FBO ADP ACCESS 1 Lincoln St. Boston, MA 02111-2901	Class R3: 199,438.344	Class R3: 15.93%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 313.775 Class R5: 309.789 Class R6: 309.789	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Fundamental Equity	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 74,909,362.969 Class B: 932,457.450	Class A: 46.12% Class B: 34.35%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 9,109,682.911 Class C: 5,083,582.825 Class F: 2,016,646.773	Class A: 5.61% Class C: 8.01% Class F: 5.23%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class B: 138,720.655 Class C: 11,445,755.533 Class F: 6,284,654.054 Class R2: 361,667.683	Class B: 5.11% Class C: 18.04% Class F: 16.30% Class R2: 40.16%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Fundamental Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class B: 139,342.746 Class C: 8,852,617.363 Class F: 5,061,249.627	Class B: 5.13% Class C: 13.96 Class F: 13.13%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class B: 310,206.862 Class C: 7,862,871.838 Class F: 5,527,879.438	Class B: 11.43% Class C: 12.39% Class F: 14.34%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class C: 3,453,669.995 Class F: 1,987,536.393 Class I: 7,828,059.226	Class C: 5.44% Class F: 5.15% Class I: 38.39%

	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Parkway Saint Petersburg, FL 33716-1100	Class C: 4,808,946.274 Class F: 4,627,120.658	Class C: 7.58% Class F: 12.00%

	UBS Financial Services Inc. FBO UBS WM USA Omni A/C M/F 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 4,867,418.325 Class F: 8,498,048.895	Class C: 7.67% Class F: 22.04%

	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 3,131,386.413	Class I: 15.36%

	Taynik & Co. c/o Investors Bank & Trust Company 1200 Crown Colony Dr. Quincy, MA 02169-0936	Class I: 2,044,827.546	Class I: 10.03%

	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Class P: 86,680.331	Class P: 7.38%

	Emjay Corporation Custodian FBO Plans of Great West Financial 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	Class P: 178,334.218	Class P: 15.18%

	Hartford Life Separate Account 401(k) PO Box 2999 Hartford, CT 06104-2999	Class P: 423,432.993 Class R3: 8,339,375.896	Class P: 36.04% Class R3: 48.32%

	Voya Institutional Trust Co. PO Box 990065 Hartford, CT 06199-0065	Class P: 246,175.366	Class P: 20.95%

	Great-West Trust Co. LLC TTEE F Employee Benefits Clients 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Class R2: 58,632.191	Class R2: 6.51%

	NFS LLC FEBO Reliance Trust Co. Trustee Custodian 1150 S. Olive Street Suite 2700 Los Angeles, CA 90015-2211	Class R2: 212,012.237	Class R2: 23.54%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class R2: 144,626.007	Class R2: 16.06%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Fundamental Equity	State Street Corp TTEE FBO ADP Access 1 Lincoln Street Boston, MA 02111-2901	Class R3: 2,020,650.862	Class R3: 11.71%

	Voya Retirement Ins and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 1,059,891.935	Class R3: 6.14%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 739.645 Class R5: 735.294 Class R6: 735.294	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

International Core Equity	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 17,466,820.444 Class B: 304,798.840 Class C: 286,904.597	Class A: 63.47% Class B: 50.74% Class C: 8.18%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class C: 300,726.024 Class I: 471,924.751 Class R2: 35,149.905	Class C: 8.58% Class I: 9.50% Class R2: 64.27%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 321,686.231 Class F: 266,641.248	Class C: 9.17% Class F: 5.11%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class C: 220,407.877	Class C: 6.28%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class F: 3,994,881.476	Class F: 76.52%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 778,372.686	Class I: 15.67%

	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 2,600,677.167	Class I: 52.36%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 822,143.420	Class I: 16.55%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class P: 5,852.752 Class R3: 700,453.483	Class P: 68.99% Class R3: 45.18%

	MG Trust Co. Morinda Medical Group 401(k) Profit 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 1,307.112 Class R2: 4,896.406	Class P: 15.41% Class R2: 8.95%

	OptionsXpress 311 W Monroe Street, Suite 1000 Chicago, IL 60606-4663	Class P: 525.628	Class P: 6.20%

	Emjayco TR FBO SOR Testing Laboratories 401K #397 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	Class R2: 4,303.574	Class R2: 7.87%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
International Core Equity	Jean Ann Hartzell Minzey FBO Healthcare Education Strategies, Inc. 805 S Wheatley Street, Suite 600 Ridgeland, MS 39157-5005	Class R2: 4,096.975	Class R2: 7.49%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class R2: 5,122.005	Class R2: 9.36%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 765.697 Class R5: 760.456 Class R6: 760.456	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

International Dividend Income	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class A: 32,188,062.177	Class A: 26.24%

	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 58,977,965.762 Class C: 3,393,403.958	Class A: 48.09% Class C: 15.11%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class C: 2,663,551.502 Class F: 5,589,968.868 Class R2: 96,497.947	Class C: 11.86% Class F: 14.87% Class R2: 62.82%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 2,764,733.725 Class F: 7,643,874.816	Class C: 12.31% Class F: 20.33%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class C: 1,659,733.883 Class F: 3,398,727.253	Class C: 7.39% Class F: 9.04%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class C: 2,964,281.055 Class F: 3,606,044.348	Class C: 13.20% Class F: 9.59%

	Raymond James Omnibus for Mutual Fund House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: 2,216,364.001 Class F: 3,123,009.655	Class C: 9.87% Class F: 8.31%

	UBS Financial Services Inc. FBO UBS WM USA 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class C: 1,325,525.094 Class F: 2,826,985.492	Class C: 5.90% Class F: 7.52%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class C: 2,355,597.167 Class F: 6,502,232.068	Class C: 10.49% Class F: 17.29%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Class F: 2,114,884.752	Class F: 5.62%

	Lord Abbett Multi-Asset Balanced Opportunity Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 47,987,836.267	Class I: 31.22%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
International Dividend Income	Lord Abbett Multi-Asset Global Opportunity Fund 90 Hudson St Jersey City, NJ 07302-3900	Class I: 15,789,274.686	Class I: 10.27%

	Lord Abbett Multi-Asset Growth Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 35,512,156.323	Class I: 23.11%

	Lord Abbett Multi-Asset Income Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class I: 36,771,546.024	Class I: 23.93%

	Ascensus Trust Co. FBO Dr. Mark A. Ebben Optometrist LLC PO Box 10758 Fargo, ND 58106-0758	Class R2: 18,030.051	Class R2: 11.74%

	Great-West Trust Co., LLC 8515 E Orchard Road #2T2 Greenwood Village, CO 80111-5002	Class R2: 16,160.294	Class R2: 10.52%

	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Class R3: 109,181.578	Class R3: 6.46%

	NFS LLC FEBO Reliance Trust Co. Trustee Custodian 1150 S. Olive Street Los Angeles, CA 90015-2211	Class R3: 292,522.938	Class R3: 17.31%

	Sammons Financial Network LLC 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266-5911	Class R3: 598,243.194	Class R3: 35.40%

	Voya Institutional Trust Co. PO Box 990065 Hartford, CT 06199-0065	Class R3: 377,503.288	Class R3: 22.34%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 1,290.323 Class R5: 1,285.347 Class R6: 1,285.347	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

International Opportunities	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 2,204,395.294 Class B: 31,305.495 Class C: 129,851.121	Class A: 25.13% Class B: 15.27% Class C: 7.26%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class A: 570,570.990 Class C: 155,215.191 Class F: 596,990.305 Class R2: 13,760.481	Class A: 6.50% Class C: 8.68% Class F: 12.29% Class R2: 55.43%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 762,571.514 Class F: 607,783.258	Class A: 8.69% Class F: 12.52%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 743,867.328 Class C: 110,426.511 Class F: 265,431.622	Class A: 8.48% Class C: 6.18% Class F: 5.47%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 156,247.475 Class F: 1,182,427.674	Class C: 8.74% Class F: 24.35%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
International Opportunities	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Parkway Saint Petersburg, FL 33716-1100	Class C: 135,832.304 Class F: 663,230.360	Class C: 7.60% Class F: 13.66%

	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class C: 108,061.209 Class F: 550,181.292	Class C: 6.05% Class F: 11.33%

	UBS Financial Services Inc. FBO 499 Washington Boulevard Floor 9 Jersey City, NJ 07310-2055	Class F: 563,200.928	Class F: 11.60%

	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 15,077,841.157	Class I: 87.89%

	Lord Abbett Diversified Equity Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 1,261,485.282	Class I: 7.35%

	Capital Bank & Trust Co. TTEE FBO Henry Meisenheimer & Gende Inc. 8515 E Orchard Road #2T2 Greenwood Village, CO 80111-5002	Class P: 5,005.635	Class P: 14.99%

	MG Trust Co. FBO Alvarez Technology Group Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 6,054.101	Class P: 18.13%

	MG Trust Co. FBO Fourth Wall Events, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 8,309.400	Class P: 24.89%

	MG Trust Co. FBO Matrix International, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 3,628.499	Class P: 10.87%

	MG Trust Co. FBO Mid-America Anesthesia Professional 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class P: 2,744.371	Class P: 8.22%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PO Box 48529 Atlanta, GA 30362-1529	Class P: 5,270.181	Class P: 15.78%

	MG Trust Co. FBO Aries Capital, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Class R2: 5,778.249	Class R2: 23.27%

	Mid Atlantic Trust Co. FBO Janice L. Miller M D P A 401(k) 1251 Waterfront PL. STE 525 Pittsburgh, PA 15222-4228	Class R2: 3,212.359	Class R2: 12.94%

	State Street Corp. TTEE FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	Class R3: 22,891.260	Class R3: 5.18%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
International Opportunities	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 571.755 Class R5: 558.036 Class R6: 558.036	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Micro Cap Growth	Christina S. Dow TR 2719 Main Street Lawrence, NJ 08648-1014	Class A: 269,591.289	Class A: 34.94%

	Daniel E. Carper & Margaret A. Carper PO Box 1026 Eastsound, WA 98245-1026	Class A: 233,776.478	Class A: 30.30%

	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 6,487,932.338	Class I: 82.55%

	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class I: 780,495.064	Class I: 9.93%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 591,094.594	Class I: 7.52%

Micro Cap Value	Daniel E. Carper & Margaret A. Carper PO Box 1026 Eastsound, WA 98245-1026	Class A: 330,126.483	Class A: 60.12%

	Robert S. Dow & John A. Corsaro TR 2719 Main Street Lawrence, NJ 08648-1014	Class A: 75,148.352	Class A: 13.68%

	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 4,194,583.231	Class I: 87.36%

	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class I: 262,079.378	Class I: 5.46%

	The Dow Foundation 2719 Main Street Trenton, NJ 08648-1014	Class I: 344,569.956	Class I: 7.18%

Value Opportunities	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 15,946,054.693 Class B: 179,533.893	Class A: 27.00% Class B: 23.57%

	Great-West Life & Annuity C/O Fascore LLC 8515 E Orchard Rd #2T2 Greenwood Village, CO 80111-5002	Class A: 5,238,028.853	Class A: 8.87%

	National Financial Services LLC 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: 3,477,307.250 Class C: 1,239,744.089 Class I: 4,564,072.599	Class A: 5.89% Class C: 6.07% Class I: 15.72%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 3,563,513.808 Class B: 57,308.770 Class C: 1,947,175.092	Class A: 6.03% Class B: 7.52% Class C: 9.53%

	MLPF&S for the Sole Benefit Of Its Customers 4800 Deer Lake Dr. E. Fl 3 Jacksonville, FL 32246-6484	Class B: 78,779.057 Class C: 2,605,609.489 Class F: 2,983,448.871 Class R2: 222,523.819	Class B: 10.34% Class C: 12.75% Class F: 10.39% Class R2: 54.22%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Value Opportunities	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	Class B: 73,920.882 Class C: 3,002,838.141 Class F: 10,826,705.930	Class B: 9.71% Class C: 14.70% Class F: 37.71%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II Floor 3 Jersey City, NJ 07311	Class C: 2,751,117.760 Class F: 2,274,310.583	Class C: 13.46% Class F: 7.92%

	Raymond James Omnibus For Mutual Funds House Acct 880 Carillon Parkway Saint Petersburg, FL 33716-1100	Class C: 1,742,358.434 Class F: 1,704,234.260	Class C: 8.53% Class F: 5.94%

	UBS Financial Services Inc. FBO 499 Washington Boulevard Floor 9 Jersey City, NJ. 07310-2055	Class C: 1,779,760.273 Class F: 4,275,273.612	Class C: 8.71% Class F: 14.89%

	LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F: 1,816,469.838	Class F: 6.33%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I: 3,138,988.888	Class I: 10.81%

	Lord Abbett Alpha Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class I: 12,730,175.579	Class I: 43.86%

	AUL Group Retirement Separate Account II PO Box 368 Indianapolis, IN 46206-0368	Class P: 166,048.506	Class P: 6.98%

	Hartford Life Separate Account PO Box 2999 Hartford, CT 06104-2999	Class P: 1,228,422.095 Class R3: 1,907,145.766	Class P: 51.60% Class R3: 30.04%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PLL/SMF PO Box 48529 Atlanta, GA 30362-1529	Class P: 241,827.382 Class R2: 71,921.737	Class P: 10.16% Class R2: 17.52%

	Great–West Trust Company LLC TTEE Employee Benefits Clients 401k 8515 E Orchard RD 2T2 Greenwood Vlg., CO 80111-5002	Class R2: 23,590.064	Class R2: 5.75%

	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Class R3: 424,756.450	Class R3: 6.69%

	Voya Retirement Insurance and Annuity Co. One Orange Way, B3N Windsor, CT 06095-4773	Class R3: 1,180,920.559	Class R3: 18.60%

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class R4: 491.884 Class R5: 477.783 Class R6: 477.783	Class R4: 100.00% Class R5: 100.00% Class R6: 100.00%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Bond Debenture Portfolio	AXA Equitable Life Insurance Company Separate Account 1290 Avenue of the Americas 12th Fl. New York, NY 10104-1472	Class VC: 4,251,493.879	Class VC: 5.32%

	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 8,117,946.777	Class VC: 10.16%

	Pacific Life Insurance Company Separate Account 700 Newport Center Drive Newport Beach, CA 92660-6307	Class VC: 4,053,273.373	Class VC: 5.07%

	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 50,377,239.345	Class VC: 63.03%

Calibrated Dividend Growth Portfolio	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 755,196.426	Class VC: 10.53%

	Protective Life Insurance Company Investment Products Services Variable Life Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 643,155.112	Class VC: 8.97%

	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 2,954,283.984	Class VC: 41.19%

	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 1,902,899.472	Class VC: 26.53%

	Hartford Life Insurance Company Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 531,954.170	Class VC: 7.42%

Classic Stock Portfolio	AXA Equitable Life Insurance Company Separate Account 1290 Avenue of the Americas 12th Fl. New York, NY 10104-1472	Class VC: 356,188.347	Class VC: 11.79%

	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 499,227.270	Class VC: 16.52%

	Hartford Life Insurance Company Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 242,052.535	Class VC: 8.01%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
Classic Stock Portfolio	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 1,820,105.241	Class VC: 60.23%

Fundamental Equity Portfolio	Delaware Life Insurance Company PO Box 9134 Wellesley Hills, MA 02481-9134	Class VC: 2,490,988.662	Class VC: 11.99%

	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 2,662,227.058	Class VC: 12.81%

	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 12,657,925.897	Class VC: 60.90%

Growth and Income Portfolio	AIG SunAmerica Life Assurance Company Variable Annuity Separate 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	Class VC: 9,675,748.579	Class VC: 42.64%

	Hartford Life & Annuity Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 3,282,320.167	Class VC: 14.47%

	Hartford Life Insurance Company Separate Account PO Box 2999 Hartford, CT 06104-2999	Class VC: 1,658,315.730	Class VC: 7.31%

	Phoenix Home Life Insurance Company Variable Account 15 Tech Valley Drive East Greenbush, NY 12061-4137	Class VC: 1,707,550.826	Class VC: 7.53%

	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 2,828,441.537	Class VC: 12.47%

Growth Opportunities Portfolio	Allstate Life Insurance Company 3100 Sanders Road Suite K4A Northbrook, IL 60062-7154	Class VC: 579,681.796	Class VC: 7.02%

	Delaware Life Insurance Company PO Box 9134 Wellesley Hills, MA 02481-9134	Class VC: 2,438,107.300	Class VC: 29.52%

	Protective Life Insurance Company Investment Products Services Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 4,102,414.571	Class VC: 49.67%

International Opportunities Portfolio	Jefferson National Life Insurance Company Separate Accounts 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6175	Class VC: 591,612.887	Class VC: 9.80%

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of July 10, 2015
		Number	Percent of Class
International Opportunities Portfolio	Midland National Life Insurance Company PO Box 79907 West Des Moines, IA 50325-0907	Class VC: 530,768.566	Class VC: 8.79%

	Midland National Life Insurance Company Annuity Accounts 4350 Westown Parkway Des Moines, IA 50266-1036	Class VC: 1,125,739.453	Class VC: 18.65%

	Protective Life Insurance Company Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 3,297,804.987	Class VC: 54.62%

Mid Cap Stock Portfolio	AIG SunAmerica Life Assurance Company Variable Annuity Separate 2727A Allen Parkway #4-D1 Houston, TX 77019-2107	Class VC: 3,946,155.064	Class VC: 26.56%

	Protective Life Insurance Company Variable Annuity Separate Account PO Box 2606 Birmingham, AL 35202-2606	Class VC: 2,940,575.929	Class VC: 19.79%

	Voya Retirement Insurance and Annuity Company Separate Accounts One Orange Way, B3N Windsor, CT 06095-4773	Class VC: 4,914,669.848	Class VC: 33.07%

U.S. Government Money Market	Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: 72,290,329.648 Class B: 791,385.174 Class C: 4,600,864.723	Class A: 13.73% Class B: 14.73% Class C: 6.75%

	Lord Abbett Distributor LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: 27,335,350.020	Class A: 5.19%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: 38,713,990.807 Class C: 14,305,991.682	Class A: 7.36% Class C: 20.98%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: 33,413,309.167 Class C: 4,182,689.375	Class A: 6.35% Class C: 6.13%

	State Street Bank and Trust 1224B Argyll Circle Lakewood, NJ 08701-8197	Class B: 341,377.690	Class B: 6.36%

	Wells Fargo Advisors LLC Special Custody Account 2801 Market Street Saint Louis, MO 63103-2523	Class B: 955,264.850 Class C: 10,973,233.438	Class B: 17.79% Class C: 16.09%

	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	Class C: 3,485,418.900 Class I: 23,425,695.858	Class C: 5.11% Class I: 96.63%

Appendix F: Board Members’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of July 10, 2015, the Board members and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage of Ownership as a Group
Affiliated	Class I	1.13%
Emerging Markets Currency	Class A	2.77%
NJ Tax Free	Class A	2.24%
Calibrated Dividend Growth	Class I	7.57%
Growth Opportunities	Class I	2.12%
Alpha Strategy	Class I	3.08%
International Core Equity	Class A	1.04%
Micro Cap Growth	Class A	11.83%
U.S. Government Money Market	Class A	3.49%
U.S. Government Money Market	Class I	6.52%

F-1

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SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided. See reverse side for details.

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free 1-877-297-1747 Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time

CONTROL NUMBER         1234567891012

THE LORD ABBETT FAMILY OF FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
NOVEMBER 5, 2015

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and BROOKE A. FAPOHUNDA, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, November 5, 2015, at 9:00 a.m. (Eastern time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE REVIEW PROPOSALS, SIGN, DATE, AND RETURN ALL PAGES OF THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE USE BLUE OR BLACK INK OR DARK PENCIL. SIGNED PROXY CARDS THAT DO NOT INDICATE A VOTE WILL BE COUNTED AS A VOTE “FOR” THE PROPOSALS.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-297-1747. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 5, 2015. The proxy statement for this meeting is available at: http://www.proxyonline.com/docs/lordabbett.pdf.

YOUR VOTE IS VERY IMPORTANT. If you own more than one investment with the Lord Abbett Family of Funds, you may conveniently vote for all your investments in the same manner using the box below. Alternatively, if you would like to vote each of your investment individually, please indicate your vote for the proposals next to each investment. If you hold more than 12 investments with the Lord Abbett Family of Funds, please ensure you vote all proposals on the following page(s).

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
	(a)	Amend fundamental investment restriction with respect to Borrowing;
	(b)	Amend fundamental investment restriction with respect to Lending;
2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year.

TO VOTE ALL INVESTMENTS AND PROPOSALS AT ONCE
Simply indicate your voting direction by marking one of the corresponding circles to the right.
Note: Issuing a vote in this box supersedes all voting below if so marked.	FOR ALL	AGAINST ALL	ABSTAIN ALL
	○	○	○

TO CAST A VOTE FOR YOUR INVESTMENTS INDIVIDUALLY, PLEASE DO SO BELOW: (be sure to vote additional page(s) if provided)

	1a. To amend the fundamental investment restriction regarding Borrowing			1b. To amend the fundamental investment restriction regarding Lending			2. To ratify Deloitte & Touche LLP as the Fund’s independent registered public accounting firm
Investment(s)	For	Against	Abstain	For	Against	Abstain	For	Against	Abstain	[PROXY ID NUMBER HERE]
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335101*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335102*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335103*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335104*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335105*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335106*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335107*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335108*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335109*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335110*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335111*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335112*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposals previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals.

Signature	Date

Title (if necessary) or Joint Signature

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
(a)	Amend fundamental investment restriction with respect to Borrowing;
(b)	Amend fundamental investment restriction with respect to Lending;
2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year.

TO CAST A VOTE FOR YOUR INVESTMENTS INDIVIDUALLY, PLEASE DO SO BELOW: (be sure to vote additional page(s) if provided)

	1a. To amend the fundamental investment restriction regarding Borrowing			1b. To amend the fundamental investment restriction regarding Lending			2. To ratify Deloitte & Touche LLP as the Fund’s independent registered public accounting firm
Investment(s)	For	Against	Abstain	For	Against	Abstain	For	Against	Abstain	[PROXY ID NUMBER HERE]
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335101*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335102*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335103*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335104*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335105*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335106*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335107*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335108*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335109*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335110*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335111*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335112*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335110*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335111*
[Sample Fund Name]	○	○	○	○	○	○	○	○	○	*1221335112*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposals previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals.

Signature	Date

Title (if necessary) or Joint Signature